CONFORMED COPY



                           SERIES 1999-2 SUPPLEMENT



                                    Among



                        U.S. AUTO RECEIVABLES COMPANY



                      CHRYSLER FINANCIAL COMPANY L.L.C.



                                     and



                       THE BANK OF NEW YORK, as Trustee




                           Dated as of May 20, 1999





                              TABLE OF CONTENTS


                                                                         Page
                                                                         ----
                                  ARTICLE I
                  Creation of the Series 1999-2 Certificates

SECTION 1.01.  Designation...............................................  1


                                  ARTICLE II
                                 Definitions

SECTION 2.01.  Definitions...............................................  2


                                 ARTICLE III
                                Servicing Fee

SECTION 3.01.  Servicing Compensation.................................... 29


                                  ARTICLE IV
               Rights of Series 1999-2 Certificateholders and
                  Allocation and Application of Collections

SECTION 4.01.  Allocations; Payments to Seller; Excess Principal
                 Collections and Unallocated Principal Collections....... 30
SECTION 4.02.  Monthly Interest.......................................... 32
SECTION 4.03.  Determination of Monthly Principal........................ 35
SECTION 4.04.  Establishment of Reserve Fund and Funding Accounts........ 36
SECTION 4.05.  Deficiency Amount......................................... 39
SECTION 4.06.  Application of Investor Non-Principal Collections,
                 Investment Proceeds and Available Investor Principal
                 Collections............................................. 40
SECTION 4.07.  Distributions to Series 1999-2 Certificateholders......... 44
SECTION 4.08.  Application of Reserve Fund and Available Subordinated
                 Amount.................................................. 46
SECTION 4.09.  Investor Charge-Offs...................................... 49
SECTION 4.10.  Excess Servicing.......................................... 49
SECTION 4.11.  Excess Principal Collections.............................. 50
SECTION 4.12.  Excess Funding Account.................................... 51




SECTION 4.13.  (a) Class A-1 Accumulation Period Length;
                 Class A-1 Accumulation Period Commencement Date......... 54


                                  ARTICLE V
                          Distributions and Reports
                     to Series 1999-2 Certificateholders

SECTION 5.01.  Distributions............................................. 54
SECTION 5.02.  Reports and Statements to Series 1999-2
                 Certificateholders...................................... 55


                                  ARTICLE VI
                             Amortization Events

SECTION 6.01.  Additional Amortization Events............................ 56


                                 ARTICLE VII
                             Optional Repurchase

SECTION 7.01.  Optional Repurchase....................................... 58


                                 ARTICLE VIII
                             Final Distributions

SECTION 8.01.  Sale of Certificateholders' Interest Pursuant
                 to Section 2.03 of the Agreement;
                 Distributions Pursuant to Section 7.01 of
                 this Series Supplement or Section 2.03 or
                 12.02(c) of the Agreement............................... 59
SECTION 8.02. Distribution of Proceeds of Sale, Disposition
                 or Liquidation of the Receivables Pursuant
                 to Section 9.02 of the Agreement........................ 62


                                  ARTICLE I
                          Miscellaneous Provisions

SECTION 9.01.  Certain Permitted Actions; Amendments to the
                 Agreement; Additional Covenants......................... 64
SECTION 9.02.  Ratification of Agreement................................. 69
SECTION 9.03.  Counterparts.............................................. 69
SECTION 9.04.  Dealer Concentrations..................................... 69
SECTION 9.05.  The Certificates.......................................... 69
SECTION 9.06.  GOVERNING LAW............................................. 69

                                                              CONFORMED COPY

                                          SERIES 1999-2 SUPPLEMENT dated as
                               of May 20, 1999 (the "Series Supplement"), among U.S. AUTO RECEIVABLES COMPANY, a Delaware corporation, as Seller, CHRYSLER FINANCIAL COMPANY L.L.C., a Michigan limited liability company, as Servicer, and THE BANK OF NEW YORK, a New York banking corporation, as Trustee.


         Pursuant to the Pooling and Servicing Agreement dated as of May 31, 1991, as assigned by Chrysler Auto Receivables Company ("CARCO") to the Seller on August 8, 1991 (as assigned, amended and supplemented, the "Agreement"), among the Seller, Chrysler Credit Corporation, which has been succeeded by Chrysler Financial Company L.L.C., as Servicer, and Manufacturer and Traders Trust Company, which has been succeeded by The Bank of New York, as Trustee, CARCO has created and assigned to the Seller the CARCO Auto Loan Master Trust (the "Trust"). Section 6.03 of the Agreement provides that the Seller may from time to time direct the Trustee to issue, on behalf of the Trust, one or more new Series of Investor Certificates representing fractional undivided interests in the Trust. The Principal Terms of any new Series are to be set forth in a Supplement to the Agreement.

         Pursuant to this Series Supplement, the Seller and the Trustee shall create a new Series of Investor Certificates and specify the Principal Terms thereof.


                                  ARTICLE I

                  Creation of the Series 1999-2 Certificates

         SECTION 1.01. Designation. (a) There is hereby created a Series of Investor Certificates to be issued pursuant to the Agreement and this Series Supplement to be known as the "Floating Rate Auto Loan Asset Backed Certificates, Series 1999-2". Series 1999-2 shall consist of two classes to be known as the "Class A-1 Certificates, Series 1999-2" and the "Class A-2 Certificates, Series 1999-2".

         (b) In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Agreement, the terms and provisions of this Series Supplement shall govern.

                                  ARTICLE II

                                 Definitions

         SECTION 2.01. Definitions. (a) Whenever used in this Series Supplement the following words and phrases shall have the following meanings.

         "Adjusted Invested Amount" shall mean, with respect to Series 1999-2 for any Collection Period, an amount equal to the sum of (a) the Initial Invested Amount of the Series 1999-2 Certificates on the Determination Date occurring in such Collection Period, minus the excess, if any, of the aggregate amount of Investor Charge-Offs for all Distribution Dates preceding such date over the aggregate amount of any reimbursements of Investor Charge-Offs for all Distribution Dates preceding such date and (b) the applicable Available Subordinated Amount, if any, on the Determination Date occurring in such Collection Period (in each case, after giving effect to the allocations, distributions, withdrawals and deposits to be made on the Distribution Date following the Determination Date during the Collection Period in which such date occurs).

         "Allocable Defaulted Amount" shall mean, with respect to any Collection Period, the product of (a) the Series 1999-2 Allocation Percentage with respect to such Collection Period and (b) the Defaulted Amount with respect to such Collection Period.

         "Allocable Miscellaneous Payments" shall mean, with respect to any Distribution Date, the product of (a) the Series 1999-2 Allocation Percentage for the related Collection Period and (b) Miscellaneous Payments with respect to the related Collection Period.

         "Allocable Non-Principal Collections" shall mean, with respect to any Deposit Date, the product of (a) the Series 1999-2 Allocation Percentage for the related Collection Period and (b) the aggregate amount of Collections of Non-Principal Receivables relating to such Deposit Date.

         "Allocable Principal Collections" shall mean, with respect to any Deposit Date, the product of (a) the Series 1999-2 Allocation Percentage for the related Collection Period and (b) the aggregate amount of Collections in respect of Principal Receivables relating to such Deposit Date.


                                      2


         "Assets Receivables Rate" shall mean, with respect to any Interest Period, an amount equal to the product of (a) the quotient obtained by dividing (i) 360 by (ii) the actual number of days elapsed in such Interest Period and (b) a percentage, expressed as a fraction, (i) the numerator of which is the sum of (A) Investor Non-Principal Collections for the Collection Period immediately preceding the last day of such Interest Period (which, for the purposes of this definition only, shall be determined based on the interest amounts billed to the Dealers which are due during such Collection Period) less, except to the extent the Monthly Servicing Fee has been waived by the Servicer, the Certificateholders Monthly Servicing Fee with respect to such immediately preceding Collection Period and (B) the Investment Proceeds to be applied on the Distribution Date related to such Interest Period and
(ii) the denominator of which is the sum of (A) the product of (I) the Series 1999-2 Floating Allocation Percentage, (II) the Series 1999-2 Series Allocation Percentage and (III) the average Pool Balance (after giving effect to charge-offs) for such immediately preceding Collection Period, (B) the principal balance on deposit in the Excess Funding Account on the first day of such Interest Period (after giving effect to all deposits to and withdrawals therefrom on such first day) and (C) the principal balance on deposit in the Principal Funding Account on the first day of such Interest Period (after giving effect to all deposits to and withdrawals therefrom on such first day).

         "Automatic Additional Accounts" shall have the meaning specified in
Section 9.01(e).

         "Automatic Removal Accounts" shall have the meaning specified in
Section 9.01(c).

         "Automatic Removal Date" shall have the meaning specified in Section 9.01(c).

         "Available Investor Principal Collections" shall mean, with respect to any Distribution Date, the sum of (a) an amount equal to Investor Principal Collections for such Distribution Date, (b) Allocable Miscellaneous Payments with respect to such Distribution Date, (c) Series 1999-2 Excess Principal Collections on deposit in the Collection Account for such Distribution Date and (d) on the Class A-2 Termination Date, any funds in the Reserve Fund after giving effect to Section 4.08, except for Section 4.08(e).


                                      3


         "Available Seller's Collections" shall mean, with respect to any Deposit Date, the sum of (a) the Available Seller's Non-Principal Collections for such Deposit Date and (b) the Available Seller's Principal Collections for such Deposit Date; provided, however, that the Available Seller's Collections shall be zero for any Collection Period with respect to which the Available Subordinated Amount is zero on the Determination Date immediately following the end of such Collection Period.

         "Available Seller's Non-Principal Collections" shall mean, with respect to any Deposit Date, an amount equal to the result obtained by multiplying (a) the excess of (i) the Seller's Percentage for the related Collection Period over (ii) the Excess Seller's Percentage for such Collection Period by (b) Allocable Non-Principal Collections for such Deposit Date.

         "Available Seller's Principal Collections" shall mean, with respect to any Deposit Date, an amount equal to the result obtained by multiplying
(a) the excess of (i) the Seller's Percentage for the related Collection Period over (ii) the Excess Seller's Percentage for such Collection Period by
(b) Allocable Principal Collections for such Deposit Date.

         "Available Subordinated Amount" for the first Determination Date shall mean an amount equal to the Required Subordinated Amount. The Available Subordinated Amount for any subsequent Determination Date shall mean an amount equal to (a) the lesser of (i) the Available Subordinated Amount for the preceding Determination Date, minus (A) the Required Subordination Draw Amount with respect to the preceding Distribution Date to the extent provided in Section 4.08, minus (B) withdrawals from the Reserve Fund pursuant to
Section 4.08 on the preceding Distribution Date to make distributions pursuant to Section 4.06(a)(iv) (but excluding any other withdrawals from the Reserve Fund), plus (C) the portion of Excess Servicing for such preceding Distribution Date distributed to the Seller pursuant to Section 4.10(c), plus
(D) the excess, if any, of the Required Subordinated Amount for such Determination Date over the Required Subordinated Amount for the immediately preceding Distribution Date due to an increase in the Subordination Factor and (ii) the product of the fractional equivalent of the Subordinated Percentage and the Invested Amount on such Determination Date, minus (b) in

                                      4


the case of clause (a)(i), the Incremental Subordinated Amount for such preceding Determination Date, plus (c) the Incremental Subordinated Amount for the current Determination Date, plus (d) the Subordinated Percentage of funds to be withdrawn from the Excess Funding Account on the succeeding Distribution Date and paid to the Seller or allocated to one or more Series; provided, however, that the Available Subordinated Amount may be increased on any Determination Date by the Seller, in its sole discretion, by notice to the Trustee on or before such Determination Date, so long as the cumulative amount of such increases does not exceed the lesser of (v) $15,000,000 or (w) 1.11% of the Invested Amount on such date; provided, however, (x) that, from and after the commencement of the Class A-1 Accumulation Period until the Class A-1 Certificates are paid in full, (y) from and after the commencement of the Class A-2 Accumulation Period until the Class A-2 Certificates are paid in full and (z) from and after the commencement of any Early Amortization Period (other than an Early Amortization Period which has ended as described in clause (c) or clause (d) of the definition thereof in this Series Supplement) shall have commenced, the Available Subordinated Amount shall be calculated based on the Invested Amount, as of the close of business on the day preceding such Class A-1 Accumulation Period, Class A-2 Accumulation Period, or Early Amortization Period, as applicable.

         "Calculation Agent" shall mean the Trustee.

         "Certificate Principal Percentage" shall mean (a) for any Collection Period and the Class A-1 Certificates, the percentage equivalent (which shall never exceed 100%) of a fraction, the numerator of which is the Class A-1 Invested Amount as of the last day of the Class A-1 Revolving Period if such last day has occurred or, if such last day has not occurred, as of the last day of the immediately preceding Collection Period and the denominator or which is the sum of (i) the Class A-1 Invested Amount as of the last day of the Class A-1 Revolving Period if such last day has occurred or, if such last day has not occurred, as of the last day of the immediately preceding Collection Period and (ii) the Class A-2 Invested Amount as of the last day of the Class A-2 Revolving Period, if such last day has occurred, of if such last day has not occurred, as of the last day of the immediately preceding Collection Period, provided that after the Class A-1 Certificates have been paid in full the Certificate Principal Percentage with

                                      5


respect thereto shall be zero; and (b) for any Collection Period and the Class A-2 Certificates in the aggregate, 100% minus the Certificate Principal Percentage for the Class A-1 Certificates.

         "Class A-1 Accumulation Period" shall mean, unless an Early Amortization Event shall have occurred prior thereto (other than an Early Amortization Event which has resulted in an Early Amortization Period which has ended as described in clause (c) or clause (d) of the definition thereof in this Series Supplement), the period commencing on the Class A-1 Accumulation Period Commencement Date and ending upon the first to occur of
(a) the commencement of an Early Amortization Period (other than an Early Amortization Period which has ended as described in clause (c) or clause (d) of the definition thereof in this Series Supplement) and (b) the payment in full to Class A-1 Certificateholders of the outstanding principal amount of the Class A-1 Certificates.

         "Class A-2 Accumulation Period" shall mean, unless an Early Amortization Event shall have occurred prior thereto (other than an Early Amortization Event which has resulted in an Early Amortization Period which has ended as described in clause (c) or clause (d) of the definition thereof in this Series Supplement), the period commencing on the Class A-2 Accumulation Period Commencement Date and ending upon the first to occur of
(a) the commencement of an Early Amortization Period (other than an Early Amortization Period which has ended as described in clause (c) or clause (d) of the definition thereof in this Series Supplement) and (b) the payment in full to Class A-2 Certificateholders of the outstanding principal amount of the Class A-2 Certificates.

         "Class A-1 Accumulation Period Commencement Date" shall mean the first day of the Collection Period upon which the number of full Collection Periods remaining until the Class A-1 Expected Payment Date first equals the Class A-1 Accumulation Period Length; provided, however, that, if at any time after the November 2001 Distribution Date, any other outstanding Series (other than any Excluded Series) shall have entered into a reinvestment period or an early amortization period, the Class A-1 Accumulation Period Commencement Date shall be the earlier of (i) the date that such outstanding Series shall have entered into its reinvestment period or early amortization period and (ii) the Class A-1 Accumulation Period Commencement Date as

                                      6


previously determined. If the Class A-1 Accumulation Period Length is one month, two months, three months, four months or five months, the Class A-1 Accumulation Period Commencement Date shall mean the first day of the April 2002 Collection Period, the March 2002 Collection Period, the February 2002 Collection Period, the January 2002 Collection Period or the December 2001 Collection Period, respectively.

         "Class A-2 Accumulation Period Commencement Date" shall mean the first day of the Collection Period upon which the number of full Collection Periods remaining until the Class A-2 Expected Payment Date first equals the Class A-2 Accumulation Period Length; provided, however, that, if at any time after the November 2003 Distribution Date, any other outstanding Series (other than any Excluded Series) shall have entered into a reinvestment period or an early amortization period, the Class A-2 Accumulation Period Commencement Date shall be the earlier of (i) the date that such outstanding Series shall have entered into its reinvestment period or early amortization period and (ii) the Class A-2 Accumulation Period Commencement Date as previously determined. If the Class A-2 Accumulation Period Length is one month, two months, three months, four months or five months, the Class A-2 Accumulation Period Commencement Date shall mean the first day of the April 2004 Collection Period, the March 2004 Collection Period, the February 2004 Collection Period, the January 2004 Collection Period or the December 2003 Collection Period, respectively.

         "Class A-1 Accumulation Period Length" shall mean a period which is one, two, three, four or five month(s) long and is calculated as of the November 2001 Distribution Date and each Distribution Date thereafter that occurs prior to the Class A-1 Accumulation Period Commencement Date, as the lesser of (i) the number of full Collection Periods between such Distribution Date and the Class A-1 Expected Payment Date and (ii) the product, rounded upwards to the nearest integer not greater than five, of (a) one divided by the lowest Monthly Payment Rate during the last 12 months and (b) a fraction, the numerator of which is the sum of (i) the Class A-1 Invested Amount as of such Distribution Date (after giving effect to all changes therein on such date) and (ii) the invested amounts of all other Series (other than any Excluded Series) currently in their amortization or accumulation periods or scheduled to be in their amortization or accumulation periods by the Class A-1 Expected Payment Date as of such Distribution Date (after giving effect to all changes therein on such date) and the

                                      7


denominator of which is the sum of the Invested Amount as of such Distribution Date (after giving effect to all changes therein on such date) and the invested amounts as of such Distribution Date (after giving effect to all changes therein on such date) of all other outstanding Series (other than any Excluded Series) which are scheduled to be outstanding on the Class A-1 Expected Payment Date.

         "Class A-2 Accumulation Period Length" shall mean a period which is one, two, three, four or five month(s) long and is calculated as of the November 2003 Distribution Date and each Distribution Date thereafter that occurs prior to the Class A-2 Accumulation Period Commencement Date, as the lesser of (i) the number of full Collection Periods between such Distribution Date and the Class A-2 Expected Payment Date and (ii) the product, rounded upwards to the nearest integer not greater than five, of (a) one divided by the lowest Monthly Payment Rate during the last 12 months and (b) a fraction, the numerator of which is the sum of (i) the Class A-2 Invested Amount as of such Distribution Date (after giving effect to all changes therein on such date) and (ii) the invested amounts of all other Series (other than any Excluded Series) currently in their amortization or accumulation periods or scheduled to be in their amortization or accumulation periods by the Class A-2 Expected Payment Date as of such Distribution Date (after giving effect to all changes therein on such date) and the denominator of which is the sum of such Class A-2 Invested Amount and the invested amounts as of such Distribution Date (after giving effect to all changes therein on such date) of all other outstanding Series (other than any Excluded Series) which are scheduled to be outstanding on the Class A-2 Expected Payment Date.

         "Class A-1 Additional Carry-Over Amount" shall have the meaning specified in Section 4.02(c).

         "Class A-2 Additional Carry-Over Amount" shall have the meaning specified in Section 4.02(d).

         "Class A-1 Additional Interest" shall have the meaning specified in
Section 4.02(a).

         "Class A-2 Additional Interest" shall have the meaning specified in
Section 4.02(b).

         "Class A-1 Allocation Percentage" shall mean, for any Collection Period, the percentage obtained by dividing


                                      8


the outstanding principal amount of the Class A-1 Certificates as of the last day of the immediately preceding Collection Period (after giving effect to any reductions thereof to occur on the immediately following distribution
Date) by the aggregate outstanding principal amount of all the Series 1999-2 Certificates as of such last day (after giving effect to any reductions thereof to occur on the immediately following Distribution Date).

         "Class A-2 Allocation Percentage" shall mean, for any Collection Period, the percentage obtained by subtracting from 100% the Class A-1 Allocation Percentage.

         "Class A-1 Available Investor Principal Collections" shall mean, for any Distribution Date, the product of (x) the Available Investor Principal Collections for such Distribution Date and (y) the Certificate Principal Percentage for the Class A-1 Certificates for the immediately preceding Collection Period.

         "Class A-2 Available Investor Principal Collections" shall mean, for any Distribution Date, the product of (x) the Available Investor Principal Collections for such Distribution Date and (y) the Certificate Principal Percentage for the Class A-2 Certificates for the immediately preceding Collection Period.

         "Class A-1 Carry-over Amount" shall mean, for any Distribution Date with respect to which the related Class A-1 Certificate Rate is calculated on the basis of the Assets Receivables Rate, the excess of (a) Class A-1 Monthly Interest for such Distribution Date determined as if such Class A-1 Certificate Rate were calculated on the basis of the LIBOR formula set forth in clause (a) of the definition of Class A-1 Certificate Rate over (b) the actual Class A-1 Monthly Interest for such Distribution Date.

         "Class A-2 Carry-over Amount" shall mean, for any Distribution Date with respect to which the related Class A-2 Certificate Rate is calculated on the basis of the Assets Receivables Rate, the excess of (a) Class A-2 Monthly Interest for such Distribution Date determined as if such Class A-2 Certificate Rate were calculated on the basis of the LIBOR formula set forth in clause (a) of the definition of Class A-2 Certificate Rate over (b) the actual Class A-2 Monthly Interest for such Distribution Date.

         "Class A-1 Carry-over Shortfall" shall have the meaning specified in
Section 4.02(c).

                                      9


         "Class A-2 Carry-over Shortfall" shall have the meaning specified in
Section 4.02(d).

         "Class A-1 Certificate Rate" shall mean, with respect to any Interest Period, the lesser of (a) LIBOR for such Interest Period, plus 0.07% and (b) the Assets Receivables Rate for the immediately preceding Interest Period.

         "Class A-2 Certificate Rate" shall mean, with respect to any Interest Period, the lesser of (a) LIBOR for such Interest Period, plus 0.13% and (b) the Assets Receivables Rate for the immediately preceding Interest Period.

         "Class A-1 Certificateholders" shall mean the Holders of Class A-1 Certificates.

         "Class A-2 Certificateholders" shall mean the Holders of Class A-2 Certificates.

         "Class A-1 Certificateholders' Interest" shall mean that portion of the Certificateholders' Interest evidenced by the Class A-1 Certificates.

         "Class A-2 Certificateholders' Interest" shall mean that portion of the Certificateholders' Interest evidenced by the Class A-2 Certificates.

         "Class A-1 Certificates" shall mean any one of the certificates executed by the Seller and authenticated by the Trustee, substantially in the form of Exhibit A-1.

         "Class A-2 Certificates" shall mean any one of the certificates executed by the Seller and authenticated by the Trustee, substantially in the form of Exhibit A-2.

         "Class A-1 Controlled Amortization Amount" shall mean an amount equal to the Class A-1 Invested Amount as of the November 2001 Distribution Date (after giving effect to any changes therein on such date), divided by the Class A-1 Accumulation Period Length.

         "Class A-2 Controlled Amortization Amount" shall mean an amount equal to the Class A-2 Invested Amount as of the November 2003 Distribution Date (after giving effect to


                                      10




any changes therein on such date), divided by the Class A-2 Accumulation Period Length.

         "Class A-1 Controlled Distribution Amount" shall mean, with respect to any Distribution Date, the excess, if any, of (a) the sum of (i) the product of the Class A-1 Controlled Amortization Amount and the number of Distribution Dates from and including the first Distribution Date with respect to the Class A-1 Accumulation Period through and including such Distribution Date (but not in excess of the Class A-1 Accumulation Period Length) and (ii) the amount on deposit in the Excess Funding Account with respect to the Class A-1 Certificates as of the November 2001 Distribution Date (after giving effect to any withdrawals from or deposits to such account on such date (other than the transfer to the Principal Funding Account of the amounts on deposit therein on such date)), over (b) the sum of amounts on deposit in the Excess Funding Account with respect to the Class A-1 Certificates and the Principal Funding Account, in each case before giving effect to any withdrawals from or deposits to such accounts on such Distribution Date.

         "Class A-2 Controlled Distribution Amount" shall mean, with respect to any Distribution Date, the excess, if any, of (a) the sum of (i) the product of the Class A-2 Controlled Amortization Amount and the number of Distribution Dates from and including the first Distribution Date with respect to the Class A-2 Accumulation Period through and including such Distribution Date (but not in excess of the Class A-2 Accumulation Period Length) and (ii) the amount on deposit in the Excess Funding Account with respect to the Class A-2 Certificates as of the November 2003 Distribution Date (after giving effect to any withdrawals from or deposits to such account on such date (other than the transfer to the Principal Funding Account of the amounts on deposit therein on such date)), over (b) the sum of amounts on deposit in the Excess Funding Account with respect to the Class A-2 Certificates and the Principal Funding Account, in each case before giving effect to any withdrawals from or deposits to such accounts on such Distribution Date.

         "Class A-1 Expected Payment Date" shall mean the May 2002 Distribution Date.

         "Class A-2 Expected Payment Date" shall mean the May 2004 Distribution Date.

                                     11


         "Class A-1 Final Payment Date" shall mean the first Distribution Date on which, after giving effect to all payments to be made on that Distribution Date, the outstanding principal amount of the Class A-1 Certificates will be paid in full.

         "Class A-2 Final Payment Date" shall mean the first Distribution Date on which, after giving effect to all payments to be made on that Distribution Date, the outstanding principal amount of the Class A-2 Certificates will be paid in full.

         "Class A-1 Initial Invested Amount" means the portion of the initial principal amount of the Class A-1 Certificates which is invested in Principal Receivables on the Series Issuance Date, which is $750,000,000, plus (x) the product of the Class A-1 Allocation Percentage and the amount of any withdrawals from the Excess Funding Account in connection with the purchase of an additional interest in Principal Receivables since the Series Issuance Date, minus (y) the product of the Class A-1 Allocation Percentage and the amount of any additions to the Excess Funding Account in connection with a reduction in the Principal Receivables in the Trust or an increase in the Subordination Factor since the Series Issuance Date and prior to the November 2001 Distribution Date, minus (z) the amount of any principal payments (except principal payments made from the Excess Funding Account) made to the holders of any Class A-1 Certificates that have been paid in full.

         "Class A-2 Initial Invested Amount" means the portion of the initial principal amount of the Class A-2 Certificates which is invested in Principal Receivables on the Series Issuance Date, which is $600,000,000, plus (x) the product of the Class A-2 Allocation Percentage and the amount of any withdrawals from the Excess Funding Account in connection with the purchase of an additional interest in Principal Receivables since the Series Issuance Date, minus (y) the product of the Class A-2 Allocation Percentage and the amount of any additions to the Excess Funding Account in connection with a reduction in the Principal Receivables in the Trust or an increase in the Subordination Factor since the Series Issuance Date.

         "Class A-1 Initial Principal Amount" shall mean $750,000,000.

                                     12


         "Class A-2 Initial Principal Amount" shall mean $600,000,000.

         "Class A-1 Interest Shortfall" shall have the meaning specified in
Section 4.02(a).

         "Class A-2 Interest Shortfall" shall have the meaning specified in
Section 4.02(b).

         "Class A-1 Invested Amount" means for any date an amount equal to the Class A-1 Initial Invested Amount, minus the amount, without duplication, of principal payments (except principal payments made from the Excess Funding Account) made to Class A-1 Certificateholders or deposited to the Principal Funding Account in respect of the Class A-1 Certificates prior to such date since the Series Issuance Date other than any such payments made to holders of Class A-1 Certificates that have been paid in full, minus the excess, if any, of the aggregate amount of Class A-1 Investor Charge-Offs for all Distribution Dates preceding such date, over the aggregate amount of any reimbursements of Class A-1 Investor Charge-Offs for all Distribution Dates preceding such date.

         "Class A-2 Invested Amount" means for any date an amount equal to the Class A-2 Initial Invested Amount, minus the amount, without duplication, of principal payments (except principal payments made from the Excess Funding Account) made to Class A-2 Certificateholders or deposited to the Principal Funding Account in respect of the Class A-2 Certificates prior to such date since the Series Issuance Date minus the excess, if any, of aggregate amount of Class A-2 Investor Charge-Offs for all Distribution Dates preceding such date, over the aggregate amount of any reimbursements of Class A-2 Investor Charge-Offs for all Distribution Dates preceding such date.

         "Class A-1 Investor Charge-Offs" shall have the meaning specified in
Section 4.09.

         "Class A-2 Investor Charge-Offs" shall have the meaning specified in
Section 4.09.

         "Class A-1 Monthly Interest" shall have the meaning specified in
Section 4.02.

         "Class A-2 Monthly Interest" shall have the meaning specified in
Section 4.02.

                                     13


         "Class A-1 Monthly Principal" means, with respect to any Distribution Date, the amount of monthly principal distributable with respect to the Class A-1 Certificates on such Distribution Date, as determined pursuant to Section 4.03.

         "Class A-2 Monthly Principal" means, with respect to any Distribution Date, the amount of monthly principal distributable with respect to the Class A-2 Certificates on such Distribution Date, as determined pursuant to Section 4.03.

         "Class A-1 Reassignment Amount" shall mean, with respect to any Distribution Date, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date, the sum of (a) the Class A-1 Invested Amount on such Distribution Date, (b) accrued and unpaid interest on the unpaid balance of the Class A-1 Certificates (calculated on the basis of the outstanding principal balance of the Class A-1 Certificates at the Class A-1 Certificate Rate as in effect during the applicable Interest Periods) through the day preceding such Distribution Date, (c) the amount of Class A-1 Additional Interest, if any, for such Distribution Date and any Class A-1 Additional Interest previously due but not distributed to the Class A-1 Certificateholders on a prior Distribution Date, (d) any Class A-1 Carry-over Amount for such Distribution Date and any Class A-1 Carry-over Amount previously due but not distributed to the Class A-1 Certificateholders on a prior Distribution Date and (e) any Class A-1 Additional Carry-Over Amount for such Distribution Date and any Class A-1 Additional Carry-Over Amount previously due but not distributed to the Class A-1 Certificateholders on a prior Distribution Date.

         "Class A-2 Reassignment Amount" shall mean, with respect to any Distribution Date, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date, the sum of (a) the Class A-2 Invested Amount on such Distribution Date, (b) accrued and unpaid interest on the unpaid balance of the Class A-2 Certificates (calculated on the basis of the outstanding principal balance of the Class A-2 Certificates at the Class A-2 Certificate Rate as in effect during the applicable Interest Periods) through the day preceding such Distribution Date, (c) the amount of Class A-2 Additional Interest, if any, for such Distribution Date and any Class A-2 Additional Interest

                                     14


previously due but not distributed to the Class A-2 Certificateholders on a prior Distribution Date, (d) any Class A-2 Carry-over Amount for such Distribution Date and any Class A-2 Carry-over Amount previously due but not distributed to the Class A-2 Certificateholders on a prior Distribution Date and (e) any Class A-2 Additional Carry-Over Amount for such Distribution Date and any Class A-2 Additional Carry-Over Amount previously due but not distributed to the Class A-2 Certificateholders on a prior Distribution Date.

         "Class A-1 Revolving Period" shall mean the period beginning at the close of business on the Series Cut-Off Date and terminating on the earlier of (a) the close of business on the day immediately preceding the Class A-1 Accumulation Period Commencement Date and (b) the close of business on the day an Early Amortization Period commences; provided, however, that, if any Early Amortization Period terminates as described in clause (c) or clause (d) of the definition thereof in this Series Supplement, the Class A-1 Revolving Period will recommence as of the close of business on the day such Early Amortization Period terminates.

         "Class A-2 Revolving Period" shall mean the period beginning at the close of business on the Series Cut-Off Date and terminating on the earlier of (a) the close of business on the day immediately preceding the Class A-2 Accumulation Period Commencement Date and (b) the close of business on the day an Early Amortization Period commences; provided, however, that, if any Early Amortization Period terminates as described in clause (c) or clause (d) of the definition thereof in this Series Supplement, the Class A-2 Revolving Period will recommence as of the close of business on the day such Early Amortization Period terminates.

         "Class A-1 Termination Date" shall mean the May 2004 Distribution
Date.

         "Class A-2 Termination Date" shall mean the May 2006 Distribution
Date.

         "Class A-1 Termination Proceeds" shall mean any Termination Proceeds arising out of a sale of Receivables (or interests therein) pursuant to
Section 9.01 of this Series Supplement with respect to Class A-1.

         "Class A-2 Termination Proceeds" shall mean any Termination Proceeds arising out of a sale of Receivables (or interests therein) pursuant to
Section 9.01 of this Series Supplement with respect to Class A-2.

                                      15


         "Closing Date" shall mean May 20, 1999.

         "Deficiency Amount" shall have the meaning specified in Section
4.05.

         "Early Amortization Event" shall mean any Early Amortization Event specified in Section 9.01 of the Agreement, together with any additional Early Amortization Event specified in Section 6.01 of this Series Supplement.

         "Early Amortization Period" shall mean a period beginning on the day on which an Early Amortization Event specified in Section 9.01 of the Agreement or Section 6.01 of this Series Supplement shall have occurred with respect to Series 1999-2 and terminating on the earliest of (a) the payment in full of the outstanding principal balance of the Series 1999-2 Certificates; (b) with respect to the Class A-1 Certificates, the Class A-1 Termination Date and, with respect to the Class A-2 Certificates, the Class A-2 Termination Date; (c) if such Early Amortization Period has resulted from the occurrence of an Early Amortization Event described in Section 9.01(a) of the Agreement, the end of the first Collection Period during which an Early Amortization Event would no longer be deemed to exist pursuant to such
Section 9.01(a), so long as no other Early Amortization Event (other than an Early Amortization Event which has resulted in an Early Amortization Period which has terminated as described in this clause (c) or clause (d) below) shall have occurred and the scheduled termination of, with respect to the Class A-1 Certificates, the Class A-1 Revolving Period or, with respect to the Class A-2 Certificates, the Class A-2 Revolving Period shall not have occurred; and (d) if such Early Amortization Period has resulted from the occurrence of an Early Amortization Event described in Sections 9.01(a), (f) or (g) of the Agreement or Section 6.01, other than Section 6.01(f), (g) or
(h), of this Series Supplement, the end of the first Collection Period after which (i) the Trustee has received written confirmation from each of Standard & Poor's, Duff & Phelps, Inc. and Fitch Investors Service, Inc. that termination of such Early Amortization Period will not result in the downgrading or withdrawal of such entity's rating of the Series 1999-2 Certificates, and (ii) Series 1999-2 Certificateholders holding Series 1999-2 Certificates evidencing more than 50% of the aggregate unpaid principal

                                     16


amount of the Series 1999-2 Certificates shall have consented to the termination of such Early Amortization Period; provided that (X) no other Early Amortization Event (other than an Early Amortization Event which has resulted in an Early Amortization Period which has terminated as described in this clause (d) or clause (c) above) shall have occurred, and (Y) the scheduled termination of, with respect to the Class A-1 Certificates, the Class A-1 Revolving Period or, with respect to the Class A-2 Certificates, the Class A-2 Revolving Period shall not have occurred.

         "Eligible Investments" shall mean (a) book-entry securities, negotiable instruments or securities represented by instruments in bearer or registered form having original or remaining maturities of 30 days or less (unless each Rating Agency confirms in writing that a longer maturity will not result in the downgrade or withdrawal of such Rating Agency's rating of the Series 1999-2 Certificates), but in no event occurring later than the Distribution Date next succeeding the Trustee's acquisition thereof (unless each Rating Agency confirms in writing that a longer maturity will not result in the downgrade or withdrawal of such Rating Agency's rating of the Series 1999-2 Certificates), which evidence:

               (i) direct obligations of, and obligations fully guaranteed as to timely payment by, the United States of America;

               (ii) demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any state thereof (or any domestic branch of a foreign bank) and subject to supervision and examination by Federal or state banking or depository institution authorities; provided, however, that at the time of the Trust's investment or contractual commitment to invest therein, the commercial paper or other short-term unsecured debt obligations (other than such obligations the rating of which is based on the credit of a person or entity other than such depository institution or trust company) thereof shall have a credit rating from each of the Rating Agencies in the highest investment category granted thereby;

               (iii) commercial paper having, at the time of the Trust's investment or contractual commitment to invest

                                     17


         therein, a rating from each of the Rating Agencies in the highest investment category granted thereby;

               (iv) investments in money market funds having a rating from each of the Rating Agencies in the highest investment category granted thereby or otherwise approved in writing thereby;

               (v) bankers' acceptances issued by any depository institution or trust company referred to in clause (ii) above;

               (vi) repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause (ii); and



                                     18




               (vii) repurchase obligations with respect to any security or whole loan entered into with (i) a depository institution or trust company (acting as principal) described in clause (ii) above (except that the rating referred to in the proviso in such clause (ii) shall be A-1 or higher in the case of Standard & Poor's) (such depository institution or trust company being referred to in this definition as a "Financial Institution"), (ii) a broker/dealer (acting as principal) registered as a broker or dealer under Section 15 of the Securities Exchange Act of 1934, as amended (a "Broker/Dealer"), the unsecured short-term debt obligations of which are rated P-1 by Moody's and at least A-1 by Standard & Poor's at the time of entering into such repurchase obligation (a "Rated Broker/Dealer"),
         (iii) an unrated Broker/Dealer (an "Unrated Broker/Dealer"), acting as principal, that is a wholly owned subsidiary of a nonbank holding company the unsecured short-term debt obligations of which are rated P-1 by Moody's and at least A-1 by Standard & Poor's at the time of entering into such repurchase obligation (a "Rated Holding Company") or (iv) an unrated subsidiary (a "Guaranteed Counterparty"), acting as principal, that is a wholly owned subsidiary of a direct or indirect parent Rated Holding Company, which guarantees such subsidiary's obligations under such repurchase agreement; provided that the following conditions are satisfied:

                     (A) the aggregate amount of funds invested in repurchase
               obligations of a Financial Institution, a Rated Broker/Dealer, an Unrated Broker/Dealer or Guaranteed Counterparty in respect of which the Standard & Poor's unsecured short-term ratings are A-1 (in the case of an Unrated Broker/Dealer or Guaranteed Counterparty, such rating being that of the related Rated Holding Company) shall not exceed 20% of the sum of the then outstanding principal balance of Series 1999-2 Certificates (there being no limit on the amount of funds that may be invested in repurchase obligations in respect of which such Standard & Poor's rating is A-1+ (in the case of an Unrated Broker/Dealer or Guaranteed Counterparty, such rating being that of the related Rated Holding Company));


                                     19




                     (B) in the case of any Series 1999-2 Account (other than
               the Collection Account and the Yield Supplement Account), the rating from Standard & Poor's in respect of the unsecured short-term debt obligations of the Financial Institution, Rated Broker/Dealer, Unrated Broker/Dealer or Guaranteed Counterparty (in the case of an Unrated Broker/Dealer or Guaranteed Counterparty, such rating being that of the related Rated Holding Company) shall be A-1+;

                     (C) the repurchase obligation must mature within 30 days
               of the date on which the Trustee enters into such repurchase obligation;

                     (D) the repurchase obligation shall not be subordinated
               to any other obligation of the related Financial Institution, Rated Broker/Dealer Unrated Broker/Dealer or Guaranteed Counterparty;

                     (E) the collateral subject to the repurchase obligation
               is held, in the appropriate form, by a custodial bank on behalf of the Trustee;

                     (F) the repurchase obligation shall require that the
               collateral subject thereto shall be marked to market daily;



                     (G) in the case of a repurchase obligation of a
               Guaranteed Counterparty, the following conditions shall also be satisfied:

                          (i) the Trustee shall have received an opinion of
                     counsel (which may be in-house counsel) to the effect that the guarantee of the related Rated Holding Company is a legal, valid and binding agreement of the Rated Holding Company, enforceable in accordance with its terms, subject as to enforceability to bankruptcy, insolvency, reorganization and moratorium or other similar laws affecting creditors' rights generally and to general equitable principles;

                          (ii) the Trustee shall have received (x) an
                     incumbency certificate for the signer of such guarantee, certified by an officer of such Rated Holding Company, and (y) a resolution, certified by an officer of the

                                     20


                     Rated Holding Company, of the board of directors (or applicable committee thereof) of the Rated Holding Company authorizing the execution, delivery and performance of such guarantee by the Rated Holding Company;

                          (iii) the only conditions to the obligation of such
                     Rated Holding Company to pay on behalf of the Guaranteed Counterparty shall be that the Guaranteed Counterparty shall not have paid under such repurchase obligation when required (it being understood that no notice to, demand on or other action in respect of the Guaranteed Counterparty is necessary) and that the Trustee shall make a demand on the Rated Holding Company to make the payment due under such guarantee;

                          (iv) the guarantee of the Rated Holding Company
                     shall be irrevocable with respect to such repurchase obligation and shall not be subordinate to other obligations of the Rated Holding Company; and

                          (v) each of Standard & Poor's and Moody's has
                     confirmed in writing to the Trustee that it has reviewed the form of the guarantee of the Rated Holding Company and has determined that the Trust's investment in such repurchase obligation, taking into account the issuance of such guarantee, will not result in the downgrade or withdrawal of the ratings assigned to the Series 1999-2 Certificates; and

                     (H) the repurchase obligations shall require that the
               repurchase obligation be over-collateralized and shall provide that, upon any failure to maintain such overcollateralization, the repurchase obligation shall become due and payable, and unless the repurchase obligation is satisfied immediately, the collateral subject to the repurchase agreement shall be liquidated and the proceeds applied to satisfy the unsatisfied portion of the repurchase obligation; and

               (b) any other investment consisting of a financial asset that by its terms converts to cash within a finite period of

                                     21


         time; provided that each Rating Agency shall have notified the Seller, the Servicer and the Trustee that the Trust's investment therein will not result in a reduction or withdrawal of the rating of any outstanding class or Series with respect to which it is a Rating Agency.

         "Excess Funding Amount" shall have the meaning specified in Section 4.04(d)(i).

         "Excess Reserve Fund Required Amount" shall mean, for any Distribution Date with respect to an Early Amortization Period, an amount equal to the greater of (a) 5% of the initial principal balance of the Series 1999-2 Certificates and (b) the excess of (i) the sum of (x) the Available Subordinated Amount on the preceding Determination Date (after giving effect to the allocations, distributions, withdrawals and deposits to be made on such Distribution Date) and (y) an amount equal to (A) the excess of the Required Participation Percentage over 100%, multiplied by (B) the outstanding principal balance of the Series 1999-2 Certificates on such Distribution Date (after giving effect to any changes therein on such Distribution Date) over (ii) the excess of (x) the Series 1999-2 Allocation Percentage of the Pool Balance on the last day of the immediately preceding Collection Period over (y) the Invested Amount on such Distribution Date (after giving effect to changes therein on such Distribution Date); provided that the Excess Reserve Fund Required Amount shall not exceed such Available Subordinated Amount.

         "Excess Seller's Percentage" shall mean, with respect to any Collection Period, a percentage (which percentage shall never be less than 0% nor more than 100%) equal to (a) 100% minus, when used with respect to Non-Principal Receivables, Defaulted Receivables and Principal Receivables during any Nonprincipal Period, the sum of (i) the Floating Allocation Percentage with respect to such Collection Period and (ii) the percentage equivalent of a fraction, the numerator of which is the Available Subordinated Amount as of the Determination Date occurring in such Collection Period (after giving effect to the allocations, distributions, withdrawals and deposits to be made on the Distribution Date immediately following such Determination Date) and the denominator of which is the product of (x) the Pool Balance as of the last day of such immediately preceding Collection Period and (y) the Series 1999-2 Allocation Percentage for the Collection Period in respect of which the Excess Seller's Percentage is being


                                     22


calculated or (b) 100% minus, when used with respect to Principal Receivables during the Class A-1 Accumulation Period, the Class A-2 Accumulation Period and an Early Amortization Period, the sum of (i) the Principal Allocation Percentage with respect to such Collection Period and (ii) the percentage equivalent of a fraction, the numerator of which is the Available Subordinated Amount as of the Determination Date occurring in such Collection Period (after giving effect to the allocations, distributions, withdrawals and deposits to be made on the Distribution Date immediately following such Determination Date) and the denominator of which is the product of (x) the Pool Balance as of the last day of such immediately preceding Collection Period and (y) the Series 1999-2 Allocation Percentage for the Collection Period in respect of which the Excess Seller's Percentage is being calculated.

         "Excess Servicing" shall mean, with respect to any Distribution Date, the amount, if any, specified pursuant to Section 4.06(a)(vii) with respect to such Distribution Date.

         "Floating Allocation Percentage" shall mean, with respect to any Collection Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Invested Amount as of the last day of the immediately preceding Collection Period and the denominator of which is the product of (a) the Pool Balance as of such last day and (b) the Series 1999-2 Allocation Percentage for the Collection Period in respect of which the Floating Allocation Percentage is being calculated; provided, however, that, with respect to the May 1999 Collection Period, the Floating Allocation Percentage shall mean the percentage equivalent of a fraction, the numerator of which is the Initial Invested Amount on the Closing Date and the denominator of which is the product of (x) the Pool Balance on the Series Cut-Off Date and (y) the Series 1999-2 Allocation Percentage with respect to the Series Cut-Off Date.

         "Incremental Subordinated Amount" shall mean, with respect to any Determination Date, the result obtained by multiplying (a) a fraction, the numerator of which is the sum of (i) (A) the Invested Amount on the last day of the immediately preceding Collection Period or (B) with respect to the first Determination Date, the Invested Amount on the Closing Date and (ii)
(A) the Available Subordinated Amount for such Determination Date (calculated without adding the Incremental Subordinated Amount for such Distribution Date

                                     23


as described in clause (c) of the definition thereof) or (B) with respect to the first Determination Date, the product of the Invested Amount on the Closing Date and the Subordinated Percentage and the denominator of which is the Pool Balance on such last day by (b) the Trust Incremental Subordinated Amount.

         "Initial Distribution Date" shall mean June 15, 1999.

         "Initial Invested Amount" means the sum of the Class A-1
Initial Invested Amount and the Class A-2 Initial Invested Amount.

         "Initial Reserve Fund Deposit Amount" shall mean $4,725,000.

         "Initial Yield Supplement Account Deposit Amount" shall mean
$5,400,000.

         "Interest Period" shall mean, with respect to any Distribution Date, the period from and including the Distribution Date immediately preceding such Distribution Date to but excluding such Distribution Date (or, in the case of the Initial Distribution Date, the period from and including the Closing Date to but excluding the Initial Distribution Date). Interest will be calculated on the basis of the actual number of days in each Interest Period divided by 360 days.

         "Invested Amount" shall mean for any date, an amount equal to the sum of the Class A-1 Invested Amount and the Class A-2 Invested Amount, in each case for such date.

         "Investment Proceeds" shall mean, with respect to any Determination Date, all interest and other investment earnings accumulated for the immediately preceding Collection Period (net of losses and investment expenses) on funds on deposit in the Series 1999-2 Accounts, together with an amount equal to the Series 1999-2 Allocation Percentage of the interest and other investment earnings on funds held in the Collection Account credited to the Collection Account pursuant to Section 4.02 of the Agreement.

         "Investor Charge-Offs" shall have the meaning specified in
Section 4.09

                                     24


         "Investor Default Amount" shall mean, with respect to any Distribution Date, an amount equal to the product of (a) the Allocable Defaulted Amount for the related Collection Period and (b) the Floating Allocation Percentage for the related Collection Period.

         "Investor Non-Principal Collections" shall mean, with respect to any Distribution Date, an amount equal to the product of (a) the Floating Allocation Percentage for the related Collection Period and (b) Allocable Non-Principal Collections deposited in the Collection Account for the related Collection Period.

         "Investor Principal Collections" shall mean, with respect to any Distribution Date, the sum of (a) the product of (i) the Floating
Allocation Percentage, with respect to any Nonprincipal Period, or the Principal Allocation Percentage, with respect to the Class A-1 Accumulation Period, the Class A-2 Accumulation Period or an Early Amortization Period for the related Collection Period (or any partial Collection Period which occurs as the first Collection Period during an Early Amortization Period) and (ii) Allocable Principal Collections deposited in the Collection Account for the related Collection Period (or any partial Collection Period which occurs as the first Collection Period during an Early Amortization Period) and (b) the amount, if any, of Collections of Non-Principal Receivables, Investment Proceeds, Excess Servicing and Available Seller's Collections to be distributed pursuant to Section 4.06(a)(iv), 4.08(b) or 4.10(a) on such Distribution Date.

         "LIBOR" shall mean, with respect to any Interest Period, the offered rate for United States dollar deposits for one month that appears on Telerate Page 3750 as of 11:00 A.M., London time, on the LIBOR Determination Date. If on any LIBOR Determination Date the offered rate does not appear on Telerate Page 3750, the Calculation Agent will request each of the reference banks (which shall be major banks that are engaged in transactions in the London interbank market selected by the Calculation Agent) to provide the Calculation Agent with its offered quotation for United States dollar deposits for one month to prime banks in the London interbank market as of 11:00 A.M., London time, on such date. If at least two reference banks provide the Calculation Agent with such offered quotations, LIBOR on such date will be the arithmetic mean, rounded upwards, if necessary, to the nearest 1/100,000 of 1% (.0000001), with five one-millionths of a percentage point rounded upward, of all such quotations. If on such date fewer than two of the reference banks provide the Calculation Agent with such quotations, LIBOR on such date will be the arithmetic mean, rounded upwards, if necessary, to the nearest 1/100,000 of 1% (.0000001), with

                                     25


five one-millionths of a percentage point rounded upward, of the offered per annum rates that one or more leading banks in The City of New York selected by the Calculation Agent are quoting as of 11:00 A.M., New York City time, on such date to leading European banks for United States dollar deposits for one month; provided, however, that if such banks are not quoting as described above, LIBOR for such date will be LIBOR applicable to the Interest Period immediately preceding such Interest Period.

         "LIBOR Business Day" shall mean any day that is both a Business Day and a day on which banking institutions in the City of London, England are not required or authorized by law to be closed.

         "LIBOR Determination Date" shall mean, with respect to any Interest Period, the second LIBOR Business Day prior to such Interest Period.

         "Monthly Payment Rate" shall mean, for any Collection Period, the percentage derived from dividing the Principal Collections for such Collection Period by the average daily Pool Balance for such Collection Period.

         "Monthly Servicing Fee" shall have the meaning specified in Section
3.01.

         "Nonprincipal Period" shall mean any period that is not the Class A-1 Accumulation Period, the Class A-2 Accumulation Period or an Early Amortization Period.

         "Pool Factor" shall mean, with respect to any Determination Date, a number carried out to 11 decimals representing the ratio of the Invested Amount as of such Determination Date (determined after taking into account any increases or decreases in the Invested Amount which will occur on the following Distribution Date) to the Initial Invested Amount.

         "Principal Allocation Percentage" shall mean with respect to any Collection Period, the percentage equivalent (which shall never exceed 100%) of a fraction, the numerator of which is the sum of (x) the Class A-1 Invested Amount as

                                     26


of the last day of the Class A-1 Revolving Period, if such last day has occurred or, if such last day has not occurred, as of the last day of the immediately preceding Collection Period, or, after the Class A-1 Certificates have been paid in full, zero and (y) the Class A-2 Invested Amount as of the last day of the Class A-2 Revolving Period, if such last day has occurred or, if such last day has not occurred, as of the last day of the immediately preceding Collection Period and the denominator of which is the product of
(x) the Pool Balance as of such last day and (y) the Series 1999-2 Allocation Percentage for the Collection Period in respect of which the Principal Allocation Percentage is being calculated; provided, however, that, with respect to that portion of any Collection Period that falls after the date on which any Early Amortization Event occurs (other than an Early Amortization Event which has resulted in an Early Amortization Period which has ended as described in clause (c) or clause (d) of the definition thereof in this Series Supplement), the Principal Allocation Percentage shall be reset using the Pool Balance as of the close of business on the date on which such Early Amortization Event shall have occurred and Principal Collections shall be allocated for such portion of such Collection Period using such reset Principal Allocation Percentage.

         "Reassignment Amount" shall mean the sum of the Class A-1 Reassignment Amount and the Class A-2 Reassignment Amount.

         "Required Participation Percentage" shall mean, with respect to Series 1999-2, 103%; provided, however, that if the aggregate amount of Principal Receivables due from any Dealer or group of affiliated Dealers at the close of business on the last day of any Collection Period with respect to which such determination is being made pursuant to Section 9.04 is greater than 1.5% of the Pool Balance on such last day, the Required Participation Percentage shall mean, as of such last day and with respect to such Collection Period and the immediately following Collection Period only, 104%; provided further that the Seller may, upon 10 days' prior notice to the Trustee and each Rating Agency, reduce the Required Participation Percentage to a percentage which shall not be less than 100%; provided that no Rating Agency shall have notified the Seller or the Servicer that any such reduction will result in a reduction or withdrawal of the rating of any outstanding Series or Class with respect to which it is a Rating Agency.

                                     27


         "Required Subordinated Amount" shall mean, as of any date of determination, the sum of (a) the product of (i) the Subordinated
Percentage and (ii) the Invested Amount on such date and (b) the Incremental Subordinated Amount.

         "Required Subordination Draw Amount" shall have the meaning specified in Section 4.05.

         "Reserve Fund" shall have the meaning specified in Section 4.04.

         "Reserve Fund Deposit Amount" shall mean, with respect to any Distribution Date, the amount, if any, by which (a) the Reserve Fund Required Amount for such Distribution Date exceeds (b) the amount of funds in the Reserve Fund after giving effect to any withdrawals therefrom on such Distribution Date.

         "Reserve Fund Required Amount" shall mean, with respect to any Distribution Date, an amount equal to the product of (a) 0.35% and (b) the outstanding principal balance of the Series 1999-2 Certificates on such Distribution Date (after giving effect to any changes therein on such Distribution Date).

         "Seller's Collections" shall mean, with respect to any Collection Period, the sum of (a) the Seller's Percentage of Allocable Non-Principal Collections for the related Collection Period, plus (b) the Seller's Percentage of Allocable Principal Collections for the related Collection Period.

         "Seller's Percentage" shall mean 100% minus (a) the Floating Allocation Percentage, when used with respect to Non-Principal Receivables, Defaulted Receivables and Principal Receivables during any Nonprincipal Period, and (b) the Principal Allocation Percentage, when used with respect to Principal Receivables during the Class A-1 Accumulation Period, the Class A-2 Accumulation Period and an Early Amortization Period.

         "Series 1999-2" shall mean the Series of Investor
Certificates, the terms of which are specified in this Series Supplement.

         "Series 1999-2 Accounts" shall have the meaning specified in Section 4.04(e)(i).

                                     28


         "Series 1999-2 Allocation Percentage" shall mean the Series Allocation Percentage with respect to Series 1999-2.

         "Series 1999-2 Certificateholders" shall mean the Class A-1 Certificateholders and the Class A-2 Certificateholders.

         "Series 1999-2 Certificates" shall mean the Class A-1 Certificates and the Class A-2 Certificates.

         "Series 1999-2 Excess Principal Collections" shall mean that portion of Excess Principal Collections allocated to Series 1999-2 pursuant to Section 4.11.

         "Series 1999-2 Principal Shortfall" shall have the meaning specified in Section 4.11.

         "Series Cut-off Date" shall mean April 30, 1999.

         "Servicing Fee Rate" shall mean, with respect to Series 1999-2, 1% per annum (on a 30/360 basis), or such lesser percentage as the Servicer shall determine in connection with a waiver by the Servicer of all or any portion of the Monthly Servicing Fee on any date.

         "Special Payment Date" shall mean each Distribution Date with respect to any Early Amortization Period (other than an Early Amortization Period which has ended as described in clause (c) or clause (d) of the definition thereof in this Series Supplement).

         "Subordinated Percentage" shall mean the percentage equivalent of a fraction, the numerator of which is the Subordination Factor and the denominator of which will be the excess of 100% over the Subordination Factor.

         "Subordination Factor" means 10%; provided, however, that the Subordination Factor will be 11% in the event that the rating of the long-term unsecured debt of CFC is lowered below BBB- by Standard & Poor's or withdrawn by Standard & Poor's, unless, in either such case, the Seller receives written confirmation from Standard & Poor's that the failure to so increase the Subordination Factor would not result in the downgrade or withdrawal of Standard & Poor's rating of the Series 1999-2 Certificates.


                                     29




         "Telerate Page 3750" shall mean the display page so designated on the Dow Jones Telerate Service (or such other page as may replace that page on that service, or such other service as may be nominated as the information vendor, for the purpose of displaying London interbank offered rates of major banks).

         "Trust Available Subordinated Amount" means the sum of the Available Subordinated Amount and the sum of the aggregate available subordinated amounts for all other outstanding Series.

         "Yield Supplement Account" shall have the meaning specified in
Section 4.04.

         "Yield Supplement Account Deposit Amount" shall mean, with respect to any Distribution Date, the amount, if any, by which the Yield Supplement Account Required Amount exceeds the amount on deposit in the Yield Supplement Account after giving effect to any deposits thereto and withdrawals therefrom otherwise to be made on such Distribution Date.

         "Yield Supplement Account Required Amount" shall mean, with respect to any Distribution Date, an amount equal to the product of (a) 0.40% and (b) the outstanding principal balance of the Series 1999-2 Certificates on such Distribution Date (after giving effect to any changes therein on such Distribution Date).

         (b) Notwithstanding anything to the contrary in this Series Supplement or the Agreement, the term "Rating Agency" shall mean, whenever used in this Series Supplement or the Agreement with respect to Series 1999-2, Moody's and Standard & Poor's. As used in this Series Supplement and in the Agreement with respect to Series 1999-2, "highest investment category" shall mean (i) in the case of Standard & Poor's, A-1+ or AAA, as applicable, and (ii) in the case of Moody's, P-1 or Aaa, as applicable. Any notice required to be given to a Rating Agency pursuant to the Agreement or this Series Supplement shall also be given to Fitch Investors Service, Inc. ("Fitch"), and Duff & Phelps, Inc. ("D&P"), although no such entity shall be deemed to be a Rating Agency for any purposes of the Agreement or this Series Supplement with respect to Series 1999-2.

         (c) All capitalized terms used herein and not otherwise defined herein have the meanings ascribed to them

                                     30


in the Agreement. The definitions in Section 2.01 are applicable to the singular as well as to the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.


         (d) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Series Supplement shall refer to this Series Supplement as a whole and not to any particular provision of this Series Supplement; references to any Article, Section or Exhibit are references to Articles, Sections and Exhibits in or to this Series Supplement unless otherwise specified; and the term "including" means "including without limitation".



                                     31


                                 ARTICLE III

                                Servicing Fee

         SECTION 3.01. Servicing Compensation. The monthly servicing fee (the "Monthly Servicing Fee") shall be payable to the Servicer, in arrears, on each Distribution Date in respect of any Collection Period (or portion thereof) occurring prior to the earlier of the first Distribution Date following the Class A-2 Termination Date and the first Distribution Date on which the Invested Amount is zero, in an amount equal to one-twelfth of the product of (a) the Servicing Fee Rate, (b) the Pool Balance as of the last day of the Collection Period second preceding such Distribution Date and (c) the Series 1999-2 Allocation Percentage with respect to the immediately preceding Collection Period. The share of the Monthly Servicing Fee allocable to the Series 1999-2 Certificateholders with respect to any Distribution Date (the "Certificateholders Monthly Servicing Fee") shall be equal to one-twelfth of the product of (a) the Servicing Fee Rate and (b) the Invested Amount as of the last day of the Collection Period second preceding such Distribution Date. The remainder of the Monthly Servicing Fee shall be paid by the Seller and in no event shall the Trust, the Trustee or the Series 1999-2 Certificateholders be liable for the share of the Monthly Servicing Fee to be paid by the Seller; and the remainder of the Servicing Fee shall be paid by the Seller and the Investor Certificateholders of other Series and the Series 1999-2 Certificateholders shall in no event be liable for the share of the Servicing Fee to be paid by the Seller or the Investor Certificateholders of other Series. The Certificateholders Monthly Servicing Fee shall be payable to the Servicer solely to the extent amounts are available for distribution in accordance with the terms of this Series Supplement.

         The Servicer will be permitted, in its sole discretion, to waive all or any portion of the Monthly Servicing Fee for any Distribution Date by notice to the Trustee on or before the related Determination Date; provided that the Servicer believes that sufficient Collections of Non-Principal Receivables will be available on any future Distribution Date to pay the Certificateholders Monthly Servicing Fee relating to the waived Monthly Servicing Fee. If the Servicer so waives all or any portion of the Monthly Servicing Fee for any Distribution Date, the Monthly Servicing Fee and the

                                     32


Certificateholders Monthly Servicing Fee for such Distribution Date shall be deemed to be reduced by the amount so waived for all purposes of this Series Supplement and the Agreement; provided, however, that such Certificateholders Monthly Servicing Fee shall be paid on a future Distribution Date solely to the extent amounts are available therefor pursuant to Section 4.10(b); provided further that, to the extent any such waived Certificateholders Monthly Servicing Fee is so paid, the related portion of the Monthly Servicing Fee to be paid by the Seller shall be paid by the Seller to the Servicer.


                                  ARTICLE IV

                Rights of Series 1999-2 Certificateholders and
                  Allocation and Application of Collections

         SECTION 4.01. Allocations; Payments to Seller; Excess Principal Collections and Unallocated Principal Collections. (a) Collections of Non-Principal Receivables and Principal Receivables, Miscellaneous Payments and Defaulted Amounts allocated to Series 1999-2 pursuant to Article IV of the Agreement shall be allocated and distributed as set forth in this Article.

         (b) Subject to Section 4.01(d) below, the Servicer shall instruct the Trustee to withdraw from the Collection Account and pay to the Seller on the dates set forth below the following amounts:

               (i) on each Deposit Date:

                     (A) an amount equal to the Excess Seller's Percentage
               for the related Collection Period of Allocable Non-Principal Collections deposited in the Collection Account for such Deposit Date; and

                     (B) an amount equal to the Excess Seller's Percentage
               for the related Collection Period of Allocable Principal Collections deposited in the Collection Account for such Deposit Date, if the Seller's Participation Amount (determined after giving effect to any Principal Receivables transferred to the Trust on such Deposit Date) exceeds the Trust Available Subordinated Amount for the immediately preceding Determination Date (after giving effect to the allocations,

                                      33


               distributions, withdrawals and deposits to be made on the Distribution Date immediately following such Determination
               Date); and

               (ii) on each Deposit Date with respect to any Nonprincipal Period, an amount equal to the Available Seller's Principal Collections for such Deposit Date, if the Seller's Participation Amount (determined after giving effect to any Principal Receivables transferred to the Trust on such Deposit Date) exceeds the Trust Available Subordinated Amount for the immediately preceding Determination Date (after giving effect to the allocations, distributions, withdrawals and deposits to be made on the Distribution Date immediately following such Determination Date); provided, however, that Available Seller's Principal Collections shall be paid to the Seller with respect to any Collection Period only after an amount equal to the sum of (A) the Deficiency Amount, if any, relating to the immediately preceding Collection Period and
         (B) the excess, if any, of the Reserve Fund Required Amount over the amount in the Reserve Fund on the immediately preceding Distribution Date (after giving effect to the allocations of, distributions from, and deposits in, the Reserve Fund on such Distribution Date) has been deposited in the Collection Account from such Available Seller's Principal Collections.

         The withdrawals to be made from the Collection Account pursuant to this Section 4.01(b) do not apply to deposits into the Collection Account that do not represent Collections, including Miscellaneous Payments, payment of the purchase price for the Certificateholders' Interest pursuant to
Section 2.03 of the Agreement, payment of the purchase price for the Series 1999-2 Certificateholders' Interest pursuant to Section 7.01 of this Series Supplement and proceeds from the sale, disposition or liquidation of Receivables pursuant to Section 9.02 or 12.02 of the Agreement.

         (c) The Servicer shall instruct the Trustee to withdraw from the Collection Account and deposit into the Reserve Fund on Deposit Dates with respect to any Nonprincipal Period, Available Seller's Principal Collections for such Deposit Date, up to the amount of the excess, if any, determined pursuant to Section 4.01(b)(ii)(B).


                                     34


         (d) Notwithstanding the provisions of Section 4.01(b)(i), on each Deposit Date during any Collection Period on which any amount is on deposit in the Excess Funding Account or Principal Funding Account, the Servicer shall instruct the Trustee to withdraw from the Collection Account and deposit in the Yield Supplement Account the amounts otherwise distributable to the Seller pursuant to Section 4.01(b)(i) until the amount on deposit in the Yield Supplement Account is equal to the Yield Supplement Account Required Amount.

         SECTION 4.02. Monthly Interest. (a) The amount of monthly interest ("Class A-1 Monthly Interest") with respect to the Class A-1 Certificates on any Distribution Date, commencing with the Initial Distribution Date, shall be an amount equal to the product of (i) the Class A-1 Certificate Rate, (ii) the outstanding principal balance of the Class A-1 Certificates as of the close of business on the preceding Distribution Date (after giving effect to all repayments of principal made to Class A-1 Certificateholders on such preceding Distribution Date, if any) or, in the case of the Initial Distribution Date, the Closing Date and (iii) a fraction, the numerator of which is the actual number of days elapsed in such Interest Period and the denominator of which is 360.

         On the Determination Date preceding each Distribution Date, commencing with the Initial Distribution Date, the Servicer shall determine the excess, if any (the "Class A-1 Interest Shortfall"), of (x) the aggregate Class A-1 Monthly Interest for the Interest Period applicable to such Distribution Date over (y) the amount which will be available to be distributed to Class A-1 Certificateholders on such Distribution Date in respect thereof pursuant to this Series Supplement. If the Class A-1 Interest Shortfall with respect to any Distribution Date is greater than zero, an additional amount ("Additional Class A-1 Interest") equal to the product of
(i) the Class A-1 Certificate Rate (calculated pursuant to clause (a) of the definition thereof) for the Interest Period commencing on the related Distribution Date (or, for subsequent Interest Periods, the Class A-1 Certificate Rate (calculated pursuant to clause (a) of the definition thereof) for such subsequent Interest Periods), (ii) such Class A-1 Interest Shortfall (or the portion thereof which has not been paid to Class A-1 Certificateholders) and (iii) a fraction, the numerator of which is the actual number of days elapsed in such Interest Period (or in a subsequent Interest Period) and the denominator of which is 360, shall be payable as provided herein with respect to the Class A-1 Certificates on each Distribution Date following such Distribution Date to and including the Distribution Date on which such Class A-1 Interest Shortfall is paid to Class A-1 Certificateholders. Notwithstanding anything to the contrary herein, Additional Class A-1 Interest shall be payable or distributed to Certificateholders only to the extent permitted by applicable law.

         (b) The amount of monthly interest ("Class A-2 Monthly Interest") with respect to the Class A-2 Certificates on any Distribution Date, commencing with the Initial Distribution Date, shall be an amount equal to the product of (i) the Class A-2 Certificate Rate, (ii) the outstanding principal balance of the Class A-2 Certificates as of the close of business on the preceding Distribution Date (after giving effect to all repayments of principal made to Class A-2 Certificateholders on such preceding Distribution Date, if any) or, in the case of the Initial Distribution Date, the Closing Date and (iii) a fraction, the numerator of which is the actual number of days elapsed in such Interest Period and the denominator of which is 360.

         On the Determination Date preceding each Distribution Date, commencing with the Initial Distribution Date, the Servicer shall determine the excess, if any (the "Class A-2 Interest Shortfall"), of (x) the aggregate Class A-2 Monthly Interest for the Interest Period applicable to such Distribution Date over (y) the amount which will be available to be distributed to Class A-2 Certificateholders on such Distribution Date in respect thereof pursuant to this Series Supplement. If the Class A-2 Interest Shortfall with respect to any Distribution Date is greater than zero, an additional amount ("Class A-2 Additional Interest") equal to the product of
(i) the Class A-2 Certificate Rate (calculated pursuant to clause (a) of the definition thereof) for the Interest Period commencing on the related Distribution Date (or, for subsequent Interest Periods, the Class A-2 Certificate Rate (calculated pursuant to clause (a) of the definition thereof) for such subsequent Interest Periods), (ii) such Class A-2 Interest Shortfall (or the portion thereof which has not been paid to Class A-2 Certificateholders) and (iii) a fraction, the numerator of which is the actual number of days elapsed in such Interest Period (or in a subsequent Interest Period) and the denominator of which is 360, shall be payable as provided herein with respect to the

                                     36


Class A-2 Certificates on each Distribution Date following such Distribution Date to and including the Distribution Date on which such Class A-2 Interest Shortfall is paid to Class A-2 Certificateholders. Notwithstanding anything to the contrary herein, Additional Class A-2 Interest shall be payable or distributed to Class A-2 Certificateholders only to the extent permitted by applicable law.

         (c) On the Determination Date preceding each Distribution Date, commencing with the Initial Distribution Date, the Servicer shall determine the excess, if any (the "Class A-1 Carry-over Shortfall"), of (x) the Class A-1 Carry-over Amount, if any, for such Distribution Date over (y) the amount which will be available to be distributed to Class A-1 Certificateholders in respect thereof on such Distribution Date pursuant to this Series Supplement. If the Class A-1 Carry-over Shortfall with respect to any Distribution Date is greater than zero, an additional amount ("Class A-1 Additional Carry-over Amount") equal to the product of (i) the Class A-1 Certificate Rate (calculated pursuant to clause (a) of the definition thereof) for the Interest Period commencing on the related Distribution Date (or, for subsequent Interest Periods, the Class A-1 Certificate Rate (calculated pursuant to clause (a) of the definition thereof) for such subsequent Interest Periods), (ii) such Class A-1 Carry-over Shortfall (or the portion thereof which has not been paid to Class A-1 Certificateholders) and (iii) a fraction, the numerator of which is the actual number of days elapsed in such Interest Period (or in a subsequent Interest Period) and the denominator of which is 360, shall be payable as provided herein with respect to the Class A-1 Certificates on each Distribution Date following such Distribution Date to the Distribution Date on which such Class A-1 Carry-over Shortfall is paid to Class A-1 Certificateholders. Notwithstanding anything to the contrary herein, any Class A-1 Additional Carry-Over Amount shall be payable or distributed to Class A-1 Certificateholders only to the extent permitted by applicable law.

         (d) On the Determination Date preceding each Distribution Date, commencing with the Initial Distribution Date, the Servicer shall determine the excess, if any (the "Class A-2 Carry-over Shortfall"), of (x) the Class A-2 Carry-over Amount, if any, for such Distribution Date over (y) the amount which will be available to be distributed to Class A-2 Certificateholders in respect thereof on such Distribution Date pursuant to this Series Supplement. If

                                     37


the Class A-2 Carry-over Shortfall with respect to any Distribution Date is greater than zero, an additional amount ("Class A-2 Additional Carry-over Amount") equal to the product of (i) the Class A-2 Certificate Rate (calculated pursuant to clause (a) of the definition thereof) for the Interest Period commencing on the related Distribution Date (or, for subsequent Interest Periods, the Class A-2 Certificate Rate (calculated pursuant to clause (a) of the definition thereof) for such subsequent Interest Periods), (ii) such Class A-2 Carry-over Shortfall (or the portion thereof which has not been paid to Class A-2 Certificateholders) and (iii) a fraction, the numerator of which is the actual number of days elapsed in such Interest Period (or in a subsequent Interest Period) and the denominator of which is 360, shall be payable as provided herein with respect to the Class A-2 Certificates on each Distribution Date following such Distribution Date to the Distribution Date on which such Class A-2 Carry-over Shortfall is paid to Class A-2 Certificateholders. Notwithstanding anything to the contrary herein, any Class A-2 Additional Carry-Over Amount shall be payable or distributed to Class A-2 Certificateholders only to the extent permitted by applicable law.

         SECTION 4.03. Determination of Monthly Principal. (a) The amount of Class A-1 Monthly Principal distributable with respect to the Class A-1 Certificates on each Distribution Date with respect to the Class A-1 Accumulation Period shall be equal to the Class A-1 Available Investor Principal Collections with respect to such Distribution Date; provided, however, that, for each such Distribution Date, Class A-1 Monthly Principal shall not exceed the Class A-1 Controlled Distribution Amount for such Distribution Date; and provided further that Class A-1 Monthly Principal shall not exceed the Class A-1 Invested Amount.

         (b) The amount of Class A-2 Monthly Principal distributable with respect to the Class A-2 Certificates on each Distribution Date with respect to the Class A-2 Accumulation Period shall be equal to the Class A-2 Available Investor Principal Collections with respect to such Distribution Date; provided, however, that, for each such Distribution Date, Class A-2 Monthly Principal shall not exceed the Class A-2 Controlled Distribution Amount for such Distribution Date; and provided further that Class A-2 Monthly Principal shall not exceed the Class A-2 Invested Amount.

                                     38


         (c) The amount of Class A-1 Monthly Principal distributable on each Distribution Date with respect to an Early Amortization Period shall be equal to the Class A-1 Invested Amount or, if less, the amount distributable in respect of the Class A-1 Certificates on such Distribution Date pursuant to
Section 4.06(e).

         (d) The amount of Class A-2 Monthly Principal distributable on each Distribution Date with respect to an Early Amortization Period shall be equal to the Class A-2 Invested Amount or, if less, the amount distributable in respect of the Class A-2 Certificates on such Distribution Date pursuant to
Section 4.06(e).

         SECTION 4.04. Establishment of Reserve Fund and Funding Accounts.
(a) (i) The Servicer, for the benefit of the Series 1999-2 Certificateholders, shall cause to be established and maintained in the name of the Trustee, on behalf of the Trust, an Eligible Deposit Account (the "Reserve Fund") which shall be identified as the "Reserve Fund for the CARCO Auto Loan Master Trust, Series 1999-2" and shall bear a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 1999-2 Certificateholders. On the Closing Date, the Seller shall cause to be deposited in the Reserve Fund the Initial Reserve Fund Deposit Amount.

         (ii) At the direction of the Servicer, funds on deposit in the Reserve Fund shall be invested by the Trustee in Eligible Investments selected by the Servicer that will mature so that such funds will be available on or before the following Distribution Date. All Eligible Investments shall be held by the Trustee for the benefit of the Series 1999-2 Certificateholders. On each Distribution Date, all interest and other investment earnings (net of losses and investment expenses) on funds on deposit in the Reserve Fund received prior to such Distribution Date shall be applied as set forth in Section 4.06(a) of this Series Supplement.

         (b) (i) The Servicer, for the benefit of the Series 1999-2 Certificateholders, shall establish and maintain in the name of the Trustee, on behalf of the Trust, an Eligible Deposit Account (the "Yield Supplement Account"), which shall be identified as the "Yield Supplement Account for the CARCO Auto Loan Master Trust Series 1999-2" and shall bear a designation clearly indicating that the funds deposited therein are held for the

                                     39


benefit of the Series 1999-2 Certificateholders. On the Closing Date, the Seller shall cause to be deposited into the Yield Supplement Account the Initial Yield Supplement Account Deposit Amount.

         (ii) At the direction of the Servicer, funds on deposit in the Yield Supplement Account shall be invested by the Trustee in investments consisting of financial assets selected by the Servicer; provided, however, that such assets must, by their terms, convert to cash within a finite period of time. All such financial assets shall be held by the Trustee for the benefit of the Series 1999-2 Certificateholders. On each Distribution Date, all interest and other investment earnings (net of losses and investment expenses) on funds on deposit in the Yield Supplement Account shall be applied as set forth in
Section 4.06(a) of this Series Supplement.

         (iii) If on any Distribution Date there is a Class A-1 Carry-over Amount or a Class A-2 Carry-over Amount, the Servicer shall cause the Trustee to apply the amounts on deposit in the Yield Supplement Account up to the amount of such Carry-over Amount to satisfy such Carry-over Amount. In the event of any insufficiency of funds on deposit in the Yield Supplement Account to satisfy all such Carry-over Amounts, such funds shall be applied to the Class A-1 Carry-over Amount and the Class A-2 Carry-over Amount pro rata based on the Class A-1 Allocation Percentage and the Class A-2 Allocation Percentage, respectively, for the related Collection Period. The Trustee shall be authorized to dispose of investments in the Yield Supplement Account in order to obtain funds with which to satisfy any Class A-1 Carry-over Amount or Class A-2 Carry-over Amount.

         (iv) If on any Distribution Date the amount on deposit in the Yield Supplement Account (after giving effect to any withdrawals to be made from the Yield Supplement Account on such Distribution Date) is greater than the Yield Supplement Account Required Amount, the Servicer shall cause the Trustee to pay to the Seller on such Distribution Date the excess of such amount on deposit in the Yield Supplement Account over the Yield Supplement Account Required Amount.

         (c) (i) The Servicer, for the benefit of the Series 1999-2 Certificateholders, shall establish and maintain in the name of the Trustee, on behalf of the Trust, an Eligible Deposit Account (the "Principal Funding Account"), which shall be identified as the "Principal

                                     40


Funding Account for CARCO Auto Loan Master Trust, Series 1999-2" and shall bear a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 1999-2 Certificateholders.

         (ii) At the direction of the Servicer, funds on deposit in the Principal Funding Account shall be invested by the Trustee in Eligible Investments selected by the Servicer. All such Eligible Investments shall be held by the Trustee for the benefit of the Series 1999-2 Certificateholders. On each Distribution Date all interest and other investment earnings (net of losses and investment expenses) on funds on deposit therein shall be applied as set forth in Section 4.06(a) of this Series Supplement. Funds on deposit in the Principal Funding Account shall be invested at the direction of the Servicer in Eligible Investments that will mature so that such funds will be available on or before the following Distribution Date.

         (d) (i) The Servicer, for the benefit of the Series 1999-2 Certificateholders, shall establish and maintain in the name of the Trustee, on behalf of the Trust, an Eligible Deposit Account (the "Excess Funding Account"), which shall be identified as the "Excess Funding Account for CARCO Auto Loan Master Trust, Series 1999-2" and shall bear a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 1999-2 Certificateholders. No deposit will be made to the Excess Funding Account on the Closing Date.

         (ii) At the direction of the Servicer, funds on deposit in the Excess Funding Account shall be invested by the Trustee in Eligible Investments selected by the Servicer. All such Eligible Investments shall be held by the Trustee for the benefit of the Series 1999-2 Certificateholders. On each Distribution Date, all interest and other investment earnings (net of losses and investment expenses) on funds on deposit in the Excess Funding Account shall be applied as set forth in Section 4.06(a) of this Series Supplement. Funds deposited in the Excess Funding Account on any Distribution Date shall be invested at the direction of the Servicer in Eligible Investments that will mature so that such funds will be available on or before the following Distribution Date.

         (e) (i) The Trustee shall possess all right, title and interest in and to all funds on deposit from time to time in, and all Eligible Investments and other financial

                                     41


assets credited to, the Reserve Fund, the Yield Supplement Account, the Principal Funding Account and the Excess Funding Account (collectively the "Series 1999-2 Accounts") and in all proceeds thereof. The Series 1999-2 Accounts shall be under the sole dominion and control of the Trustee for the benefit of the Series 1999-2 Certificateholders. If, at any time, any of the Series 1999-2 Accounts ceases to be an Eligible Deposit Account, the Trustee (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Series 1999-2 Account meeting the conditions specified in paragraph (a)(i), (b)(i), (c)(i) or (d)(i) above, as applicable, as an Eligible Deposit Account and shall transfer any cash and/or any investments to such new Series 1999-2 Account. Neither the Seller, the Servicer nor any person or entity claiming by, through or under the Seller, the Servicer or any such person or entity shall have any right, title or interest in, or any right to withdraw any amount from, any Series 1999-2 Account, except as expressly provided herein. Schedule 1, which is hereby incorporated into and made part of this Series Supplement, identifies each Series 1999-2 Account by setting forth the account number of each such account, the account designation of each such account and the name of the institution with which such account has been established. If a substitute Series 1999-2 Account is established pursuant to this Section, the Servicer shall provide to the Trustee an amended Schedule 1, setting forth the relevant information for such substitute Series 1999-2 Account.

         (ii) Pursuant to the authority granted to the Servicer in Section 3.01(a) of the Agreement, the Servicer shall have the power, revocable by the Trustee, to make withdrawals and payments or to instruct the Trustee to make withdrawals and payments from the Series 1999-2 Accounts for the purposes of carrying out the Servicer's or Trustee's duties hereunder.

         SECTION 4.05. Deficiency Amount. With respect to each Distribution Date, commencing with the Initial Distribution Date, on the related Determination Date, the Servicer shall determine the amount (the "Deficiency Amount"), if any, by which (a) the sum of (i) Class A-1 Monthly Interest and Class A-2 Monthly Interest for such Distribution Date, (ii) any Class A-1 Monthly Interest and Class A-2 Monthly Interest previously due but not distributed to the Series 1999-2 Certificateholders on a prior Distribution Date, (iii) Class A-1 Additional Interest and Class A-2

                                     42


Additional Interest, if any, for such Distribution Date and any Class A-1 Additional Interest and Class A-2 Additional Interest previously due but not distributed to the Series 1999-2 Certificateholders on a prior Distribution Date; (iv) the Certificateholders Monthly Servicing Fee for such Distribution Date, (v) the Investor Default Amount, if any, for such Distribution Date;
(vi) the Series 1999-2 Allocation Percentage of the amount of any Adjustment Payment required to be deposited in the Collection Account pursuant to
Section 3.09(a) of the Agreement with respect to the related Collection Period that has not been so deposited as of such Determination Date; (vii) if such Distribution Date constitutes the Class A-1 Final Payment Date the sum of (A) the amount of any Class A-1 Carry-over Amount for such Distribution Date, (B) the amount of any Class A-1 Carry-over Amount previously due but not previously distributed to Class A-1 Certificateholders on a prior Distribution Date, (C) the amount of any Class A-1 Additional Carry-over Amount for such Distribution Date and (D) the amount of any Class A-1 Additional Carry-over Amount previously due but not previously paid to Class A-1 Certificateholders on a prior Distribution Date, in each case that will not be satisfied on such date by application, pursuant to Section 4.04(b)(iii), of amounts on deposit in the Yield Supplement Account has not been so deposited as of such Determination Date; and (viii) if such Distribution Date constitutes the Class A-2 Final Payment Date the sum of (A) the amount of any Class A-2 Carry-over Amount for such Distribution Date, (B) the amount of any Class A-2 Carry-over Amount previously due but not previously distributed to Class A-2 Certificateholders on a prior Distribution Date, (C) the amount of any Class A-2 Additional Carry-over Amount for such Distribution Date and (D) the amount of any Class A-2 Additional Carry-over Amount previously due but not previously paid to Class A-2 Certificateholders on a prior Distribution Date, in each case that will not be satisfied on such date by application, pursuant to Section 4.04(b)(iii), of amounts on deposit in the Yield Supplement Account, exceeds
(b) the sum of (i) Investor Non-Principal Collections for such Distribution Date plus any Investment Proceeds with respect to such Distribution Date and
(ii) the amount of funds in the Reserve Fund which are available pursuant to
Section 4.08(a) and Section 4.08(d) or 4.08(e), as applicable, to cover any portion of the Deficiency Amount. The lesser of the Deficiency Amount and the Available Subordinated Amount shall be the "Required Subordination Draw Amount".

                                     43


         SECTION 4.06. Application of Investor Non-Principal Collections, Investment Proceeds and Available Investor Principal Collections. The Servicer shall cause the Trustee to apply, on each Distribution Date, commencing with the Initial Distribution Date, Investor Non-Principal Collections, Investment Proceeds and Available Investor Principal Collections to make the following distributions:

         (a) On each Distribution Date, commencing with the Initial Distribution Date, an amount equal to the sum of Investor Non-Principal Collections and any Investment Proceeds with respect to such Distribution Date will be distributed in the following priority:

               (i) first, an amount equal to Class A-1 Monthly Interest for such Distribution Date, plus the amount of any Class A-1 Monthly Interest previously due but not distributed to the Class A-1 Certificateholders on a prior Distribution Date, plus the amount of any Class A-1 Additional Interest for such Distribution Date and any Class A-1 Additional Interest previously due but not distributed to the Class A-1 Certificateholders on a prior Distribution Date shall be distributed to the Class A-1 Certificateholders; and an amount equal to Class A-2 Monthly Interest for such Distribution Date, plus the amount of any Class A-2 Monthly Interest previously due but not distributed to the Class A-2 Certificateholders on a prior Distribution Date, plus the amount of any Class A-2 Additional Interest for such Distribution Date and any Class A-2 Additional Interest previously due but not distributed to the Class A-2 Certificateholders on a prior Distribution Date shall be distributed to the Class A-2 Certificateholders;

               (ii) second, an amount equal to the Certificateholders Monthly Servicing Fee for such Distribution Date shall be distributed to the Servicer (unless such amount has been netted against deposits to the Collection Account or waived);

               (iii) third, an amount equal to the Reserve Fund Deposit Amount, if any, for such Distribution Date shall be deposited in the Reserve Fund;

               (iv) fourth, an amount equal to the Investor Default Amount for such Distribution Date shall be

                                     44


         treated as a portion of Investor Principal Collections for such Distribution Date;

               (v) fifth, an amount equal to the Class A-1 Carry-over Amount (after giving effect to any withdrawals from the Yield Supplement Account on such Distribution Date), if any, for such Distribution Date, plus the amount of any Class A-1 Carry-over Amount previously due but not previously distributed to the Class A-1 Certificateholders on a prior Distribution Date, plus the amount of any Class A-1 Additional Carry-over Amount for such Distribution Date and any Class A-1 Additional Carry-over Amount previously due but not previously distributed to the Class A-1 Certificateholders on a prior Distribution Date shall be distributed to the Class A-1 Certificateholders; and an amount equal to the Class A-2 Carry-over Amount (after giving effect to any withdrawals from the Yield Supplement Account on such Distribution Date), if any, for such Distribution Date, plus the amount of any Class A-2 Carry-over Amount previously due but not previously distributed to the Class A-2 Certificateholders on a prior Distribution Date, plus the amount of any Class A-2 Additional Carry-over Amount for such Distribution Date and any Class A-2 Additional Carry-over Amount previously due but not previously distributed to the Class A-2 Certificateholders on a prior Distribution Date shall be distributed to the Class A-2 Certificateholders;

               (vi) sixth, an amount equal to the Yield Supplement
           Account Deposit Amount, if any, for such Distribution Date shall be deposited in the Yield Supplement Account; and

               (vii) seventh, the balance, if any, shall constitute Excess Servicing and shall be allocated and distributed as set forth in
         Section 4.10.

         In the event Investor Nonprincipal Collections and Investment Proceeds are insufficient to make the entire amount of any distribution described in clause (i) or (v) above, funds available for such distribution will be applied to make such distribution to the Class A-1 Certificateholders and the Class A-2 Certificateholders pro rata based on the Class A-1 Allocation Percentage and the Class A-2 Allocation Percentage, respectively, for the related Collection Period. Any excess in the amount allocated to make distributions to the holders of either

                                     45


Class of Series 1999-2 Certificates pursuant to any such clause over the amount required to make such distribution will be applied to cover any shortfalls in the amount available to make distributions to Series 1999-2 Certificateholders of the other Class pursuant to such clause.

         (b) On each Distribution Date, commencing with the Initial Distribution Date, with respect to any Nonprincipal Period, an amount equal to Available Investor Principal Collections deposited in the Collection Account for the related Collection Period shall be allocated first to make a deposit to the Excess Funding Account if the sum of (i) the Invested Amount (reduced for this purpose by the amount, if any, by which the Required Participation Amount exceeds the Pool Balance due to an increase in the Subordination Factor) and (ii) the amount on deposit in the Excess Funding Account (other than any Investment Proceeds) prior to the allocation on such Distribution Date is less than the outstanding principal balance of the Series 1999-2 Certificates and second treated as Excess Principal Collections and applied in accordance with Section 4.04 of the Agreement.

         (c) On each Distribution Date with respect to the Class A-1 Accumulation Period, an amount equal to Class A-1 Available Investor Principal Collections will be distributed in the following priority:

               (i) first, an amount equal to Class A-1 Monthly Principal for such Distribution Date, shall be deposited by the Servicer or the Trustee into the Principal Funding Account; and

               (ii) second, unless an Early Amortization Event has occurred (other than an Early Amortization Event which has resulted in an Early Amortization Period which has ended as described in clause (c) or clause (d) of the definition thereof in this Series Supplement), after giving effect to the transactions referred to in clause (i) above, an amount equal to the balance, if any, of such Class A-1 Available Investor Principal Collections shall be treated as Excess Principal Collections and applied in accordance with Section 4.04 of the Agreement and Section 4.11 hereof.

                                     46


         (d) On each Distribution Date with respect to the Class
A-2 Accumulation Period, an amount equal to Class A-2 Available Investor Principal Collections will be distributed in the following priority:

               (i) first, an amount equal to Class A-2 Monthly Principal for such Distribution Date, shall be deposited by the Servicer or the Trustee into the Principal Funding Account; and

               (ii) second, unless an Early Amortization Event has occurred (other than an Early Amortization Event which has resulted in an Early Amortization Period which has ended as described in clause (c) or clause (d) of the definition thereof in this Series Supplement), after giving effect to the transactions referred to in clause (i) above, an amount equal to the balance, if any, of such Class A-2 Available Investor Principal Collections shall be treated as Excess Principal Collections and applied in accordance with Section 4.04 of the Agreement and Section 4.11 hereof.

         (e) On each Distribution Date with respect to any Early Amortization Period, an amount equal to the sum of Class A-1 Monthly Principal and Class A-2 Monthly Principal will be distributed to the Class A-1 Certificateholders and the Class A-2 Certificateholders, respectively.

         In the event Available Certificateholder Principal Collections are insufficient to make the entire amount of any distribution described in clause (e) above, funds available for such distribution will be applied to make such distribution to the Class A-1 Certificateholders and the Class A-2 Certificateholders pro rata based on the Class A-1 Allocation Percentage and the Class A-2 Allocation Percentage, respectively, for the related Collection Period. Any excess in the amount allocated to make distributions to the holders of either Class of Series 1999-2 Certificates pursuant to such clause over the amount required to make such distribution will be applied to cover any shortfalls in the amount available to make distributions to Series 1999-2 Certificateholders of the other Class pursuant to such clause.

                                     47


         SECTION 4.07. Distributions to Series 1999-2 Certificateholders. (a) The Servicer shall cause the Trustee to make the following distributions at the following times from the Collection Account, the Reserve Fund, the Principal Funding Account and the Excess Funding Account:

               (i) on each Distribution Date, all amounts on deposit in the Collection Account or the Reserve Fund that are payable to the Series 1999-2 Certificateholders with respect to accrued interest will be distributed to the Series 1999-2 Certificateholders;

               (ii) on the Class A-1 Expected Payment Date, all amounts on deposit in the Principal Funding Account and the amount on deposit in the Excess Funding Account with respect to the Class A-1 Certificates, and all amounts on deposit in the Collection Account that are payable to the Class A-1 Certificateholders with respect to principal, up to a maximum amount on any such day equal to the excess of the outstanding principal balance of the Class A-1 Certificates over the unreimbursed Class A-1 Investor Charge-Offs, shall be distributed to the Class A-1 Certificateholders.

               (iii) on the Class A-2 Expected Payment Date, all amounts on deposit in the Principal Funding Account and the amount on deposit in the Excess Funding Account with respect to the Class A-2 Certificates, and all amounts on deposit in the Collection Account that are payable to the Class A-2 Certificateholders with respect to principal, up to a maximum amount on any such day equal to the excess of the outstanding principal balance of the Class A-2 Certificates over the unreimbursed Class A-2 Investor Charge-Offs, shall be distributed to the Class A-2 Certificateholders.

               (iv) on each Special Payment Date, all amounts on deposit in the Principal Funding Account and the Excess Funding Account, and all amounts on deposit in the Collection Account, in each such case that are payable to the Class A-1 Certificateholders with respect to principal, up to a maximum amount on any such day equal to the excess of the outstanding principal balance of the Class A-1 Certificates over the unreimbursed Investor Charge-Offs, shall be distributed to the Class A-1 Certificateholders.

                                      48


               (v) on each Special Payment Date, all amounts on deposit in the Principal Funding Account and the Excess Funding Account, and all amounts on deposit in the Collection Account, in each such case that are payable to the Class A-2 Certificateholders with respect to principal, up to a maximum amount on any such day equal to the excess of the outstanding principal balance of the Class A-2 Certificates over the unreimbursed Investor Charge-Offs, shall be distributed to the Class A-2 Certificateholders.

         (b) On each Distribution Date on which there is any Class A-1 Carry-over Amount or Class A-1 Additional Carry-over Amount, the Servicer shall instruct the Trustee to distribute to the Class A-1 Certificateholders the amounts on deposit in the Yield Supplement Account and the Collection Account payable with respect thereto pursuant to Section 4.04(b)(iii) and
Section 4.06(a) (other than from Available Seller's Collections), respectively.

         (c) On each Distribution Date on which there is any Class A-2 Carry-over Amount or Class A-2 Additional Carry-over Amount, the Servicer shall instruct the Trustee to distribute to the Class A-2 Certificateholders the amounts on deposit in the Yield Supplement Account and the Collection Account payable with respect thereto pursuant to Section 4.04(b)(iii) and
Section 4.06(a) (other than from Available Seller's Collections), respectively.

         (d) If, on the Class A-1 Final Payment Date, there is any Class A-1 Carry-over Amount or Class A-1 Additional Carry-over Amount (after giving effect to any distributions on such date pursuant to Section 4.07(b)), the Servicer shall instruct the Trustee to distribute to the Class A-1 Certificateholders the amounts payable with respect thereto pursuant to Sections 4.08(b) and 4.08(d).

         (e) If, on the Class A-2 Final Payment Date, there is any Class A-2 Carry-over Amount or Class A-2 Additional Carry-over Amount (after giving effect to any distributions on such date pursuant to Section 4.07(c)), the Servicer shall instruct the Trustee to distribute to the Class A-2 Certificateholders the amounts payable with respect thereto pursuant to Sections 4.08(b) and 4.08(e).

         (f) The distributions to be made pursuant to this Section are subject to the provisions of Sections 2.03,


                                      49




9.02, 10.01 and 12.02 of the Agreement and Sections 8.01 and 8.02 of this Series Supplement.

         SECTION 4.08. Application of Reserve Fund and Available Subordinated Amount. (a) If the portion of Investor Non-Principal Collections and Investment Proceeds allocated to the Series 1999-2 Certificateholders on any Distribution Date pursuant to Section 4.06(a) is not sufficient to make the entire distributions required on such Distribution Date by Sections 4.06(a)(i), (ii) and (iv), the Servicer shall cause the Trustee to withdraw funds from the Reserve Fund to the extent available therein, and apply such funds to complete the distributions pursuant to Section 4.06(a)(i), (ii) and
(iv); provided, however, that during any Early Amortization Period (other than an Early Amortization Period which has ended as described in clause (c) or clause (d) of the definition thereof in this Series Supplement) funds shall not be withdrawn from the Reserve Fund to make distributions otherwise required by Section 4.06(a)(iv) to the extent that, after giving effect to such withdrawal, the amount on deposit in the Reserve Fund shall be less than $1,000,000.

         (b) If there is a Required Subordination Draw Amount for such Distribution Date, and such Distribution Date is not the Class A-1 Final Payment Date or the Class A-2 Final Payment Date, the Servicer shall apply or cause the Trustee to apply the Available Seller's Collections on deposit in the Collection Account on such Distribution Date, but only up to the amount of the Required Subordination Draw Amount, to make the distributions required by Sections 4.06(a)(i), (ii) and (iv) that have not been made through the application of funds from the Reserve Fund in accordance with the preceding paragraph. If there is a Required Subordination Draw Amount for such Distribution Date, and such Distribution Date is the Class A-1 Final Payment Date or the Class A-2 Final Payment Date, the Servicer shall apply or cause the Trustee to apply the Available Seller's Collections on deposit in the Collection Account on such Distribution Date, but only up to the amount of the Required Subordination Draw Amount, to make the distributions required by
(x) Sections 4.06(a)(i), (ii) and (iv) with respect to the Series 1999-2 Certificates and (y) Section (v) with respect to the Class A-1 Certificates, in the case of the Class A-1 Final Payment Date, or with respect to the Class A-2 Certificates, in the case of the Class A-2 Final Payment Date, that have not been made through the application of funds from the Reserve Fund

                                     50


in accordance with Section 4.08(d). Any such Available Seller's Collections remaining after the application thereof pursuant to the first or second preceding sentence, as applicable, shall be treated as a portion of Investor Principal Collections for such Distribution Date, but only up to the amount of unpaid Adjustment Payments allocated to Series 1999-2 as described in
Section 4.05(a)(vi). The amount of the Available Seller's Collections applied in accordance with the three preceding sentences shall reduce the Available Subordinated Amount in all other cases as described in clause (A) of the definition thereof. If the Required Subordination Draw Amount exceeds Available Seller's Collections for such Distribution Date, the Available Subordinated Amount shall be further reduced by the amount of such excess, but not by more than the sum of (x) the Investor Default Amount and (y) the amount of unpaid Adjustment Payments allocated to Series 1999-2 as described in Section 4.05(a)(vi).

         (c) If, after giving effect to the allocations of, distributions from, and deposits in, the Reserve Fund made pursuant to Sections 4.01(c), 4.04, 4.06(a), 4.08(a) and 4.08(f), (i) the amount in the Reserve Fund is greater than the Reserve Fund Required Amount (or, for any Distribution Date with respect to an Early Amortization Period, the Excess Reserve Fund Required Amount) for such Distribution Date, the Servicer shall cause the Trustee to distribute such excess amount to the Seller, subject to the proviso contained in paragraph (g) or (ii) the amount in the Reserve Fund is less than such Reserve Fund Required Amount, then the Trustee shall deposit any remaining Available Seller's Collections on deposit in the Collection Account for such Distribution Date after giving effect to Section 4.08(b) into the Reserve Fund until the amount in the Reserve Fund is equal to such Reserve Fund Required Amount. On the Class A-2 Termination Date, any funds in the Reserve Fund will be treated as Available Investor Principal Collections.

         (d) If, on the Class A-1 Final Payment Date, after giving effect to
(c) above, there is a Class A-1 Carry-over Amount or a Class A-1 Additional Carry-over Amount after giving effect to withdrawals from the Yield Supplement Account on such date, the Servicer shall cause the Trustee to withdraw funds in the amount of such Class A-1 Carry-over Amount or Class A-1 Additional Carry-over Amount from the Reserve Fund (to the extent available

                                     51


therein), and distribute such funds to the Class A-1 Certificateholders.

         (e) If, on the Class A-2 Final Payment Date, after giving effect to
(c) above, there is a Class A-2 Carry-over Amount or a Class A-2 Additional Carry-over Amount after giving effect to withdrawals from the Yield Supplement Account on such date, the Servicer shall cause the Trustee to withdraw funds in the amount of such Class A-2 Carry-over Amount or Class A-2 Additional Carry-over Amount from the Reserve Fund (to the extent available therein), and distribute such funds to the Class A-2 Certificateholders. Any funds remaining on deposit in the Reserve Fund after the earlier of (i) payment in full of the outstanding principle balance of the Series 1999-2 Certificates and (ii) the Class A-2 Termination Date shall be paid to the Seller.

         (f) If, for any Distribution Date with respect to an Early Amortization Period, after giving effect to the allocations of, distributions from, and deposits in, the Reserve Fund made pursuant to Sections 4.01(c), 4.04, 4.06(a) and 4.08(a), the amount in the Reserve Fund is less than the Excess Reserve Fund Required Amount for such Distribution Date, the Trustee shall deposit any remaining Available Seller's Collections on deposit in the Collection Account for such Distribution Date into the Reserve Fund until the amount in the Reserve Fund is equal to such Excess Reserve Fund Required Amount.

         (g) The balance of Available Seller's Collections on any Distribution Date, after giving effect to any distributions thereof pursuant to Section 4.08(a), (b), (c) or (f), shall be distributed to the Seller on such Distribution Date; provided that, in the case of any remaining Available Seller's Principal Collections, if the Trust Available Subordinated Amount for the immediately preceding Determination Date exceeds the Seller's Participation Amount on such date (determined after giving effect to any Principal Receivables transferred to the Trust on such Distribution Date),
Section 4.08(c) hereof shall not apply and the amount of such excess shall be deposited into the Reserve Fund, with any remaining Available Seller's Principal Collections paid to the Seller.

         SECTION 4.09. Investor Charge-Offs. If, on any Distribution Date on which the Available Subordinated Amount on the preceding Determination Date (after giving effect to

                                     52


the allocations, distributions, withdrawals and deposits to be made on such Distribution Date) is zero and the Deficiency Amount for such Distribution Date is greater than zero, the Invested Amount shall be reduced by the amount of the excess of such Deficiency Amount over any remaining Available Subordinated Amount on such Determination Date, but not by more than the Investor Default Amount (an "Investor Charge-Off"). Any such reduction shall be applied to reduce the Class A-1 Invested Amount (a "Class A-1 Investor Charge-Off") and the Class A-2 Invested Amount (a "Class A-2 Investor Charge-Off") pro rata based on the Class A-1 Allocation Percentage and the Class A-2 Allocation Percentage, respectively, in each case for the related Collection Period. Class A-1 Investor Charge-Offs and Class A-2 Investor Charge-Offs shall thereafter be reimbursed and the Invested Amount increased (but not by an amount in excess of the aggregate unreimbursed Investor Charge-Offs on any Distribution Date) by the sum of (a) Allocable Miscellaneous Payments with respect to such Distribution Date and (b) the amount of Excess Servicing allocated and available for that purpose pursuant to Section 4.10(a). Any such increase shall be applied to increase the outstanding principal balance the Class A-1 Certificates and the Class A-2 Certificates pro rata based on the Class A-1 Allocated Percentage and the Class A-2 Allocation Percentage, respectively, in each case for the related Collection Period.

         SECTION 4.10. Excess Servicing. The Servicer shall cause the Trustee to apply, on each Distribution Date, commencing with the Initial Distribution Date, Excess Servicing with respect to the Collection Period immediately preceding such Distribution Date, to make the following distributions in the following priority:

               (a) an amount equal to the aggregate amount of Investor Charge-Offs which have not been previously reimbursed as provided in
         Section 4.09 (after giving effect to the allocation on such Distribution Date of any amount for that purpose pursuant to Section 4.09) shall be treated as a portion of Available Investor Principal Collections with respect to such Distribution Date;

               (b) an amount equal to the aggregate outstanding amounts of the Certificateholders Monthly Servicing Fee which have been previously waived pursuant to Section 3.01 shall be distributed to the Servicer; and

                                     53


               (c) the balance, if any, shall be distributed to the Seller.

         SECTION 4.11. Excess Principal Collections. (a) That portion of Excess Principal Collections for any Distribution Date equal to the amount of Series 1999-2 Excess Principal Collections for such Distribution Date will be allocated to Series 1999-2 and will be distributed as set forth in this Series Supplement.

         (b) Series 1999-2 Excess Principal Collections, with respect to any Distribution Date, shall mean an amount equal to the Series 1999-2 Principal Shortfall for such Distribution Date; provided, however, that, if the aggregate amount of Excess Principal Collections for all Series for such Distribution Date is less than the aggregate amount of Principal Shortfalls for all Series entitled to share Excess Principal Collections for such Distribution Date, then Series 1999-2 Excess Principal Collections for such Distribution Date shall equal the product of (x) Excess Principal Collections for all Series for such Distribution Date and (y) a fraction, the numerator of which is the Series 1999-2 Principal Shortfall for such Distribution Date and the denominator of which is the aggregate amount of Principal Shortfalls for all Series entitled to share Excess Principal Collections for such Distribution Date. The "Series 1999-2 Principal Shortfall", with respect to any Distribution Date, shall equal the excess of (i) (x) for any Distribution Date with respect to the Class A-1 Accumulation Period, the Class A-1 Controlled Distribution Amount, or with respect to the Class A-2 Accumulation Period, the Class A-2 Controlled Distribution Amount, or (y) for any Distribution Date with respect to an Early Amortization Period, the Invested Amount, over (ii) (x) with respect to the Class A-1 Accumulation Period, the Class A-1 Available Investor Principal Collections for such Distribution Date (excluding any portion thereof attributable to Excess Principal Collections), or with respect to the Class A-2 Accumulation Period, the Class A-2 Available Investor Principal Collections for such Distribution Date (excluding any portion thereof attributable to Excess Principal Collections) or (y) with respect to an Early Amortization Period, Available Investor Principal Collections for such Distribution Date (excluding any portion thereof attributable to Excess Principal Collections).

                                     54


         SECTION 4.12. Excess Funding Account. (a) Any funds on deposit in the Excess Funding Account on the November 2001 Distribution Date
and allocable to the holders of Class A-1 Certificates will be deposited in the Principal Funding Account on such date. In addition, on the November 2003 Distribution Date the amount on deposit in the Excess Funding Account will be deposited in the Principal Funding Account. No funds will be deposited in the Excess Funding Account during any Early Amortization Period. Additionally, no amounts will be deposited in the Excess Funding Account (i) with respect to the Class A-1 Certificates, with respect to any Collection Period following the September 2001 Collection Period or (ii) with respect to the Class A-2 Certificates, with respect to any Collection Period following the September 2003 Collection Period.

         (b) On each Determination Date during any Nonprincipal Period, the Seller shall determine whether the sum of the Invested Amount (reduced for this purpose by the amount, if any, by which the Required Participation Amount exceeds the Pool Balance due to an increase in the Subordination Factor) and the amount on deposit in the Excess Funding Account (other than any Investment Proceeds) is greater than the outstanding principal balance of the Series 1999-2 Certificates. If on any such Determination Date such sum is greater than the outstanding principal balance of the Series 1999-2 Certificates and thus there are sufficient Principal Receivables in the Trust to permit an increase in the Invested Amount without causing an Early Amortization Event to occur with respect to any outstanding Series, the Seller shall notify the Trustee of the amount of the increase in the Invested Amount. Subject to the provisions set forth below in this Section 4.12(b) and to Sections 4.12(d) and (e) below, upon receipt of such notice the Invested Amount shall be increased by the amount specified, and the Servicer shall instruct the Trustee to withdraw from the Excess Funding Account and pay to the Seller or allocate to one or more other Series, on the immediately succeeding Distribution Date, an amount equal to the amount of such increase in the Invested Amount. Any such increase in the aggregate Invested Amount will be allocated to the Class A-1 Certificates and the Class A-2 Certificates pro rata based on the Class A-1 Allocation Percentage and the Class A-2 Allocation Percentage, respectively, for the related Collection Period. Such payment shall be in payment or partial payment pursuant to the Receivables Purchase Agreement for additional Principal Receivables transferred to the Trust or allocated to Series

                                     55


1999-2. To the extent that the Invested Amount is increased by any payment to the Seller or any allocation to one or more other Series, the Seller's Interest or such other Series' invested amount, as applicable, shall be reduced by the amount of such payment. In addition, any increase in the Invested Amount is subject to the condition that after giving effect to such increase (i) the Pool Balance equals or exceeds (ii) the sum of (A) the Required Participation Amount, (B) the sum of the Required Subordinated Amount and the sum of the required subordinated amounts for all other Series (or, if such other series shall have no required subordinated amount, the available subordinated amount with respect to such Series) and (C) the sum of any subordinated amounts supporting any Enhancement for all other Series. In connection with the foregoing, the Seller shall endeavor (taking into account any seasonality experienced in the Accounts in the Trust) to minimize the amounts on deposit, from time to time, in the Excess Funding Account.

         (c) On each Determination Date during the Class A-2 Revolving Period (after the commencement of the Class A-1 Accumulation Period), the Seller shall determine whether the sum of the Class A-2 Invested Amount (reduced for this purpose by the amount, if any, by which the Required Participation Amount exceeds the Pool Balance due to an increase in the Subordination Factor) and the amount on deposit in the Excess Funding Account (other than any Investment Proceeds) is greater than the outstanding principal balance of the Class A-2 Certificates. If on any such Determination Date such sum is greater than the outstanding principal balance of the Class A-2 Certificates and thus there are sufficient Principal Receivables in the Trust to permit an increase in the Class A-2 Invested Amount without causing an Early Amortization Event to occur with respect to any outstanding Series, the Seller shall notify the Trustee of the amount of the increase in the Class A-2 Invested Amount. Subject to the provisions set forth below in this
Section 4.12(c) and to Sections 4.12(d) and (e) below, upon receipt of such notice the Class A-2 Invested Amount shall be increased by the amount specified, and the Servicer shall instruct the Trustee to withdraw from the Excess Funding Account and pay to the Seller or allocate to one or more other Series, on the immediately succeeding Distribution Date, an amount equal to the amount of such increase in the Class A-2 Invested Amount. Such payment shall be in payment or partial payment pursuant to the Receivables Purchase Agreement for additional Principal Receivables transferred to the Trust or allocated to Series

                                     56


1999-2. To the extent that the Class A-2 Invested Amount is increased by any payment to the Seller or any allocation to one or more other Series, the Seller's Interest or such other Series' invested amount, as applicable, shall be reduced by the amount of such payment. In addition, any increase in the Class A-2 Invested Amount is subject to the condition that after giving effect to such increase (i) the Pool Balance equals or exceeds (ii) the sum of (A) the Required Participation Amount, (B) the sum of the Required Subordinated Amount and the sum of the required subordinated amounts for all other Series (or, if such other Series shall have no required subordinated amount, the available subordinated amount with respect to such Series) and
(C) the sum of any subordinated amounts supporting any Enhancement for all other Series. In connection with the foregoing, the Seller shall endeavor (taking into account any seasonality experienced in the Accounts in the Trust) to minimize the amounts on deposit, from time to time, in the Excess Funding Account.

         (d) In the event that other Series issued by the Trust provide for excess funding accounts or other arrangements similar to the Excess Funding Account involving fluctuating levels of investments in Principal Receivables,
(i) the allocation of additional Principal Receivables to increase the Invested Amount or the Class A-2 Invested Amount, as applicable, and the invested amounts of such other Series (and the related withdrawals from the Excess Funding Account and the other excess funding or similar accounts) will be based on the proportion that the amount on deposit in the Excess Funding Account bears to amounts on deposit in the excess funding accounts of all Series providing for excess funding accounts or such similar arrangements or to amounts otherwise similarly available and (ii) the deposit of amounts into the Excess Funding Account and the excess funding accounts of such other Series will be pro rata based on the proportion that the Adjusted Invested Amount bears to the adjusted invested amounts of all Series providing for excess funding accounts or such similar arrangements.

         (e) In the event that any other Series is in an amortization, early amortization or accumulation period the amounts of any withdrawals from the Excess Funding Account shall be applied first to satisfy in full any then applicable funding or payment requirements of such Series and second to make a payment to the Seller. In the event that more than one other Series is in an amortization, early

                                     57


amortization or accumulation period, the amounts of any withdrawals from the Excess Funding Account shall be allocated (and, if necessary, reallocated) among such Series as specified in the related Series Supplement to meet the funding or payment requirements of each such Series first to satisfy in full all then applicable funding or payment requirements of each such Series and second to make a payment to the Seller.

         SECTION 4.13. (a) Class A-1 Accumulation Period Length; Class A-1 Accumulation Period Commencement Date. Beginning on the November 2001 Distribution Date, and on each Distribution Date thereafter that occurs prior to the Class A-1 Accumulation Period Commencement Date, the Servicer shall calculate the Class A-1 Accumulation Period Length and, if applicable, determine the Class A-1 Accumulation Period Commencement Date. Once the Servicer has determined the Class A-1 Accumulation Period Commencement Date, the Servicer shall promptly notify the Trustee in writing of such determination. In connection therewith, the Seller hereby agrees not to cause the Trust to issue any new Series during the period from the date hereof until the date that the Class A-1 Certificates shall have been paid in full, if such issuance would have an adverse effect on the results obtained by application of the formula used to compute the Class A-1 Accumulation Period Length.

         (b) Class A-2 Accumulation Period Length; Class A-2 Accumulation Period Commencement Date. Beginning on the November 2003 Distribution Date, and on each Distribution Date thereafter that occurs prior to the Class A-2 Accumulation Period Commencement Date, the Servicer shall calculate then Class A-2 Accumulation Period Length and, if applicable, determine the Class A-2 Accumulation Period Commencement Date. Once the Servicer has determined the Class A-2 Accumulation Period Commencement Date, the Servicer shall promptly notify the Trustee in writing of such determination. In connection therewith, the Seller hereby agrees not to cause the Trust to issue any new Series during the period from the date hereof until the date that the Class A-2 Certificates shall have been paid in full, if such issuance would have an adverse effect on the results obtained by application of the formula used to compute the Class A-2 Accumulation Period Length.

                                     58


                                  ARTICLE V

                          Distributions and Reports
                     to Series 1999-2 Certificateholders

         SECTION 5.01. Distributions. (a) On each Distribution Date, commencing with the Initial Distribution Date, the Trustee shall distribute to each Series 1999-2 Certificateholder of record on the preceding Record Date (other than as provided in Section 12.02 of the Agreement respecting a final distribution) such Certificateholder's pro rata share (based on the aggregate fractional undivided interests represented by the Series 1999-2 Certificates held by such Certificateholder) of the amounts on deposit in the Series 1999-2 Accounts as is payable to the Series 1999-2 Certificateholders on such Distribution Date pursuant to Section 4.07.

         (b) Except as provided in Section 12.02 of the Agreement with respect to a final distribution, distributions to Series 1999-2 Certificateholders hereunder shall be made by check mailed to each Series 1999-2 Certificateholder at such Certificateholder's address appearing in the Certificate Register without presentation or surrender of any Series 1999-2 Certificate or the making of any notation thereon; provided, however, that, with respect to Series 1999-2 Certificates registered in the name of a Depository, such distributions shall be made to such Depository in immediately available funds.

         SECTION 5.02. Reports and Statements to Series 1999-2
Certificateholders. (a) At least two Business Days prior to each Distribution Date, commencing with the Initial Distribution Date, the Servicer will provide to the Trustee, and on each such Distribution Date, the Trustee shall forward to each Series 1999-2 Certificateholder, a statement substantially in the form of Exhibit B prepared by the Servicer setting forth certain information relating to the Trust and the Series 1999-2 Certificates.

         (b) A copy of each statement provided pursuant to paragraph (a) will be made available for inspection at the Corporate Trust Office.

         (c) On or before January 31 of each calendar year, beginning with calendar year 2000, the Trustee shall furnish or cause to be furnished to each Person who at any time during the preceding calendar year was a Series 1999-2

                                     59


Certificateholder (or Certificate Owner), a statement prepared by the Servicer containing the information which is required to be contained in the statement to Series 1999-2 Certificateholders as set forth in paragraph (a) above, aggregated for such calendar year or the applicable portion thereof during which such Person (or any related Certificate Owner) was a Series 1999-2 Certificateholder (or Certificate Owner), together with other information as is required to be provided by an issuer of indebtedness under the Internal Revenue Code and such other customary information as is necessary to enable the Series 1999-2 Certificateholders (or Certificate Owners) to prepare their tax returns. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Internal Revenue Code as from time to time in effect.


                                  ARTICLE VI

                             Amortization Events


         SECTION 6.01. Additional Amortization Events. The occurrence of any of the following events shall be deemed to be an Early Amortization Event solely with respect to Series 1999-2:

               (a) on any Determination Date, the average of the Monthly Payment Rates for the two preceding Collection Periods is less than 20%;

               (b) on any Determination Date, the Available Subordinated Amount for the next Distribution Date will be less than the Required Subordinated Amount on such Determination Date, after giving effect to the distributions to be made on the next Distribution Date;

               (c) any Service Default with respect to Series 1999-2 occurs;

               (d) on any Determination Date, as of the last day of the preceding Collection Period, the aggregate amount of Principal Receivables relating to Used Vehicles exceeds 20% of the Pool Balance on such last day;

                                     60


               (e) any Class A-1 Carry-over Amount or Class A-2 Carry-over Amount or any Class A-1 Additional Carry-over Amount or Class A-2 Additional Carry-over Amount is outstanding on six consecutive Distribution Dates;

               (f) the outstanding principal amount of the Class A-1 Certificates is not repaid by the Class A-1 Expected Payment Date;

               (g) the outstanding principal amount of the Class A-2 Certificates is not repaid by the Class A-2 Expected Payment Date;

               (h) the Trust shall file a petition commencing a voluntary case under any chapter of the Federal bankruptcy laws; or the Trust shall file a petition or answer or consent seeking reorganization, arrangement, adjustment, or composition under any other similar applicable Federal law, or shall consent to the filing of any such petition, answer, or consent; or the Trust shall appoint, or consent to the appointment of, a custodian, receiver, liquidator, trustee, assignee, sequestrator or other similar official in bankruptcy or insolvency of it or of any substantial part of its property; or the Trust shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due; and

               (i) any order for relief against the Trust shall have been entered by a court having jurisdiction in the premises under any chapter of the Federal bankruptcy laws, and such order shall have continued undischarged or unstayed for a period of 60 days; or a decree or order by a court having jurisdiction in the premises shall have been entered approving as properly filed a petition seeking reorganization, arrangement, adjustment, or composition of the Trust under any other similar applicable Federal law, and such decree or order shall have continued undischarged or unstayed for a period of 120 days; or a decree or order of a court having jurisdiction in the premises for the appointment of a custodian, receiver, liquidator, trustee, assignee, sequestrator, or other similar official in bankruptcy or insolvency of the Trust or of any substantial part of its property, or for the winding up or liquidation of its affairs, shall have been entered,

                                     61


         and such decree or order shall have remained in force undischarged or unstayed for a period of 120 days.

         The Trustee agrees that upon gaining knowledge of the occurrence of any event described in Section 9.01 of the Agreement or Section 6.01 of this Series Supplement it shall (a) promptly provide notice to the Rating Agencies of the occurrence of such event and (b) notify the Series 1999-2 Certificateholders of the occurrence of such event within 45 days of the expiration of the applicable grace period, if any. In the case of any event described in Sections 9.01(f) or (g) of the Agreement or Section 6.01(c) of this Series Supplement, an Early Amortization Event with respect to Series 1999-2 will be deemed to have occurred only if, after the applicable grace period described in such Sections, if any, either the Trustee or Series 1999-2 Certificateholders evidencing more than 50% of the aggregate unpaid principal amount of the Series 1999-2 Certificates by written notice to the Seller and the Servicer (and the Trustee, if given by Series 1999-2 Certificateholders) declare that an Early Amortization Event has occurred as of the date of such notice. In the case of any other Early Amortization Event, such Early Amortization Event will be deemed to have occurred immediately upon the occurrence of such event, without any notice or other action on the part of the Trustee or the Series 1999-2 Certificateholders.

         In the case of any Early Amortization Event described in Sections 9.01(a), (f) or (g) of the Agreement or this Section 6.01, other than Sections 6.01(f), (g), (h) or (i), provided that (i) no other Early Amortization Event (other than an Early Amortization Event which has resulted in an Early Amortization Period which has terminated as described in clause
(c) or clause (d) of the definition thereof in this Series Supplement) has occurred and (ii) the scheduled termination of, with respect to the Class A-1 Certificates, the Class A-1 Revolving Period or, with respect to the Class A-2 Certificates, the Class A-2 Revolving Period has not occurred, the Trustee agrees that it shall request written confirmation from Standard & Poor's, Duff & Phelps, Inc. and Fitch Investors Service, Inc. that the termination of the Early Amortization Period caused by the occurrence of such Early Amortization Event will not result in the downgrading or withdrawal of such entity's rating of the Series 1999-2 Certificates.

         The Trustee further agrees that, where applicable, it shall promptly notify the Series 1999-2

                                     62


Certificateholders that it has received the written confirmation referred to in the preceding paragraph, and that the Series 1999-2 Certificateholders may elect to terminate the related Early Amortization Period.


                                 ARTICLE VII

                             Optional Repurchase

         SECTION 7.01. Optional Repurchase. (a) On any Distribution Date occurring after the date on which the Class A-1 Invested Amount is reduced to $75,000,000 or less, the Servicer shall have the option to purchase the entire Class A-1 Certificateholders' Interest, at a purchase price equal to the Class A-1 Reassignment Amount for such Distribution Date.

         (b) On any Distribution Date occurring after the date on which the Class A-2 Invested Amount is reduced to $60,000,000 or less, the Servicer shall have the option to purchase the entire Class A-2 Certificateholders' Interest, at a purchase price equal to the Class A-2 Reassignment Amount for such Distribution Date.

         (c) The Servicer shall give the Seller and the Trustee at least 10 days' prior written notice of the Distribution Date on which the Servicer intends to exercise one of the purchase options described above. Not later than 12:00 noon, New York City time, on such Distribution Date the Servicer shall deposit the Class A-1 Reassignment Amount or the Class A-2 Reassignment Amount, as applicable, into the Collection Account in immediately available funds. Such purchase options are subject to payment in full of the Class A-1 Reassignment Amount or the Class A-2 Reassignment Amount, as applicable. The Class A-1 Reassignment Amount or the Class A-2 Reassignment Amount, as applicable, shall be distributed as set forth in Section 8.01(e) or (f), as applicable.

         (d) If at the time the Servicer exercises one of its purchase options hereunder the Servicer's long-term unsecured debt has a rating lower than Baa3 by Moody's, the Servicer shall deliver to the Trustee on such Distribution Date an Opinion of Counsel (which must be an independent outside counsel) to the effect that, in reliance on certain certificates to the effect that the Class A-1 Certificateholders' Interest or Class A-2

                                     63


Certificateholders' Interest, as applicable, purchased by the Servicer constitutes fair value for the consideration paid therefor and as to the solvency of the Servicer, the purchase of the Class A-1 Certificateholders' Interest or Class A-2 Certificateholders' Interest, as applicable, would not be considered a fraudulent conveyance under applicable law.


                                 ARTICLE VIII

                             Final Distributions

         SECTION 8.01. Sale of Certificateholders' Interest Pursuant to
Section 2.03 of the Agreement; Distributions Pursuant to Section 7.01 of this Series Supplement or Section 2.03 or 12.02(c) of the Agreement. (a) The amount to be paid by the Seller to the Collection Account with respect to Series 1999-2 in connection with a purchase of the Series 1999-2 Certificateholders' Interest pursuant to Section 2.03 of the Agreement shall equal the Reassignment Amount for the Distribution Date on which such repurchase occurs.

         (b) With respect to the Reassignment Amount deposited into the Collection Account pursuant to Section 2.03 of the Agreement, the Trustee shall, not later than 12:00 noon, New York City time, on the Distribution Date on which such amounts are deposited (or, if such date is not a Distribution Date, on the immediately following Distribution Date) (in the priority set forth below): (x) deposit the Invested Amount on such date into the Principal Funding Account and (y) deposit the amount of accrued and unpaid interest on the unpaid balance of the Series 1999-2 Certificates, plus the amount of Class A-1 Additional Interest and Class A-2 Additional Interest, if any, for such Distribution Date plus the amount of any Class A-1 Additional Interest or Class A-2 Additional Interest previously due but not paid to Series 1999-2 Certificateholders on a prior Distribution Date, plus the amount of any Class A-1 Carry-over Amount or Class A-2 Carry-over Amount for such Distribution Date, plus the amount of any Class A-1 Carry-over Amount or Class A-2 Carry-over Amount previously due but not paid to Series 1999-2 Certificateholders on a prior Distribution Date, plus the amount of any Class A-1 Additional Carry-over Amount or Class A-2 Additional Carry-over Amount for such Distribution Date, plus the amount of any Class A-1



                                     64



Additional Carry-over Amount or Class A-2 Additional Carry-over Amount previously due but not paid to Series 1999-2 Certificateholders on any prior Distribution Date, up to the Reassignment Amount for Series 1999-2.

         (c) With respect to any Class A-1 Termination Proceeds deposited into the Collection Account pursuant to Section 12.02(c) of the Agreement, the Trustee shall, not later than 12:00 noon, New York City time, on the Distribution Date on which such amounts are deposited (or, if such date is not a Distribution Date, on the immediately following Distribution Date) (in the priority set forth below): first, (x) deposit the Class A-1 Invested Amount on such date into the Principal Funding Account and (y) deposit the amount of accrued and unpaid interest on the unpaid balance of the Class A-1 Certificates, plus the amount of Class A-1 Additional Interest, if any, for such Distribution Date, plus the amount of any Class A-1 Additional Interest previously due but not paid to Class A-1 Certificateholders on a prior Distribution Date, plus the amount of any Class A-1 Carry-over Amount for such Distribution Date, plus the amount of any Class A-1 Carry-over Amount previously due but not paid to Class A-1 Certificateholders on any prior Distribution Date, plus the amount of any Class A-1 Additional Carry-over Amount for such Distribution Date, plus the amount of any Class A-1 Additional Carry-over Amount previously due but not paid to Class A-1 Certificateholders on a prior Distribution Date, up to the Class A-1 Reassignment Amount and (ii) second, pay the remainder of any Class A-1 Termination Proceeds to the Seller.

         (d) With respect to any Class A-2 Termination Proceeds deposited into the Collection Account pursuant to Section 12.02(c) of the Agreement, the Trustee shall, not later than 12:00 noon, New York City time, on the Distribution Date on which such amounts are deposited (or, if such date is not a Distribution Date, on the immediately following Distribution Date) (in the priority set forth below): first, (x) deposit the Class A-2 Invested Amount on such date into the Principal Funding Account and (y) deposit the amount of accrued and unpaid interest on the unpaid balance of the Class A-2 Certificates, plus the amount of Class A-2 Additional Interest, if any, for such Distribution Date, plus the amount of any Class A-2 Additional Interest previously due but not paid to Class A-2 Certificateholders on a prior Distribution Date, plus the amount of any Class A-2 Carry-over Amount for such Distribution Date, plus

                                      65


the amount of any Class A-2 Carry-over Amount previously due but not paid to Class A-2 Certificateholders on any prior Distribution Date, plus the amount of any Class A-2 Additional Carry-over Amount for such Distribution Date, plus the amount of any Class A-2 Additional Carry-over Amount previously due but not paid to Class A-2 Certificateholders on a prior Distribution Date, up to the Class A-2 Reassignment Amount and (ii) second, by the remainder of any Class A-2 Termination Proceeds to the Seller.

         (e) With respect to the Class A-1 Reassignment Amount deposited into the Collection Account pursuant to Section 7.01 of this Series Supplement, the Trustee shall, not later than 12:00 noon, New York City time, on the Distribution Date on which such amounts are deposited (in the priority set forth below): (x) deposit the Class A-1 Invested Amount on such date into the Principal Funding Account and (y) deposit the amount of accrued and unpaid interest on the unpaid balance of the Class A-1 Certificates, plus the amount of Class A-1 Additional Interest, if any, for such Distribution Date, plus the amount of any Class A-1 Additional Interest previously due but not paid to Class A-1 Certificateholders on a prior Distribution Date, plus the amount of any Class A-1 Carry-over Amount for such Distribution Date, plus the amount of any Class A-1 Carry-over Amount previously due but not paid to Class A-1 Certificateholders on any prior Distribution Date, plus the amount of any Class A-1 Additional Carry-over Amount for such Distribution Date, plus the amount of any Class A-1 Additional Carry-over Amount previously due but not paid to Class A-1 Certificateholders on a prior Distribution Date, up to the Class A-1 Reassignment Amount.

         (f) With respect to the Class A-2 Reassignment Amount deposited into the Collection Account pursuant to Section 7.01 of this Series
Supplement, the Trustee shall, not later than 12:00 noon, New York City time, on the Distribution date on which such amounts are deposited (in the priority set forth below): (x) deposit the Class A-2 Invested Amount on such date into the Principal Funding Account and (y) deposit the amount of accrued and unpaid interest on the unpaid balance of the Class A-2 Certificates, plus the amount of Class A-2 Additional Interest, if any, for such Distribution Date, plus the amount of any Class A-2 Additional Interest previously due but not paid to Class A-2 Certificateholders on a prior Distribution Date, plus the amount of any Class A-2 Carry-

                                     66


over Amount for such Distribution Date, plus the amount of any Class A-2 Carry-over Amount previously due but not paid to Class A-2 Certificateholders on any prior Distribution Date, plus the amount of any Class A-2 Additional Carry-over Amount for such Distribution Date, plus the amount of any Class A-2 Additional Carry-over Amount previously due but not paid to Class A-2 Certificateholders on a prior Distribution Date, up to the Class A-2 Reassignment Amount.

         (g) Notwithstanding anything to the contrary in this Series Supplement or the Agreement, the entire amount deposited in the Principal Funding Account pursuant to Section 7.01 or 8.01 and all other amounts on deposit therein shall be distributed in full to the Class A-1 Certificateholders or the Class A-2 Certificateholders, as applicable, on such date and any distribution made pursuant to paragraph (c) or (d) above shall be deemed to be a final distribution pursuant to Section 12.02 of the Agreement with respect to the Class A-1 Certificates or Class A-2 Certificates.

         SECTION 8.02. Distribution of Proceeds of Sale, Disposition or Liquidation of the Receivables Pursuant to Section 9.02 of the Agreement. (a) Not later than 12:00 noon, New York City time, on the Distribution Date following the date on which the Insolvency Proceeds are deposited into the Collection Account pursuant to Section 9.02(b) of the Agreement, the Trustee shall first (in each case, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date) deduct an amount equal to the Invested Amount on such Distribution Date from the portion of the Insolvency Proceeds allocated to Allocable Principal Collections and deposit such amount in the Principal Funding Account; provided that the amount of such deposit shall not exceed the product of (x) the portion of the Insolvency Proceeds allocated to Allocable Principal Collections and (y) 100% minus the Excess Seller's Percentage with respect to the related Collection Period. The remainder of the portion of the Insolvency Proceeds allocated to Allocable Principal Collections shall be allocated to the Seller's Interest and shall be released to the Seller on such Distribution Date.

         (b) Not later than 12:00 noon, New York City time, on such Distribution Date, the Trustee shall first (in each case, after giving effect to any deposits and distributions otherwise to be made on such Distribution
Date) deduct an amount equal to the sum of (i) Class A-1

                                     67


Monthly Interest and Class A-2 Monthly Interest for such Distribution Date,
(ii) any Class A-1 Monthly Interest and Class A-2 Monthly Interest previously due but not distributed on a prior Distribution Date, (iii) the amount of Class A-1 Additional Monthly Interest and Class A-2 Additional Monthly Interest, if any, for such Distribution Date and any Class A-1 Additional Monthly Interest and Class A-2 Additional Monthly Interest previously due but not distributed on a prior Distribution Date, (iv) any Class A-1 Carry-over Amount and Class A-2 Carry-over Amount for such Distribution Date and any Class A-1 Carry-over Amount and Class A-2 Carry-over Amount previously due but not distributed to the Series 1999-2 Certificateholders on a prior Distribution Date and (v) the amount of any Class A-1 Additional Carry-over Amount and any Class A-2 Additional Carry-over Amount for such Distribution Date and any Class A-1 Additional Carry-over Amount and any Class A-2 Additional Carry-over Amount previously due but not distributed to the Series 1999-2 Certificateholders on a prior Distribution Date, from the portion of the Insolvency Proceeds allocated to Allocable Non-Principal Collections and deposit such amount in the Collection Account with such funds designated by the Trustee as being held for the benefit of the Series 1999-2 Certificateholders; provided that the amount of such distribution shall not exceed (x) the product of (A) the portion of the Insolvency Proceeds allocated to Allocable Non-Principal Collections and (B) 100% minus the Excess Seller's Percentage. The remainder of the portion of the Insolvency Proceeds allocated to Allocable Non-Principal Collections shall be allocated to the Seller's Interest and shall be released to the Seller on such Distribution Date.

         (c) Notwithstanding anything to the contrary in this Series Supplement or in the Agreement, the entire amount deposited in the Principal Funding Account and the Collection Account pursuant to this Section and all other amounts on deposit therein shall be distributed in full to the Series 1999-2 Certificateholders on the Distribution Date on which funds are deposited pursuant to this Section (or, if not so deposited on a Distribution Date, on the immediately following Distribution Date) and any distribution made pursuant to this Section shall be deemed to be a final distribution pursuant to Section 12.02 of the Agreement with respect to Series 1999-2.

                                     68


                                  ARTICLE IX

                           Miscellaneous Provisions

         SECTION 9.01. Certain Permitted Actions; Amendments to the Agreement; Additional Covenants. (a) Notwithstanding anything to the contrary in the Agreement, funds on deposit in the Collection Account may be invested in any Eligible Investments (as that term is defined in this Series Supplement) that will mature so that funds will be available on or before the following Distribution Date.

         (b) Notwithstanding anything to the contrary in the Agreement, including Section 2.07(c) thereof, the Seller shall not be required to make any deposit to the Collection Account in respect of the Repurchased Receivables Price of any receivables repurchased by the Seller from the Trust pursuant to such Section.

         (c) Notwithstanding anything to the contrary contained herein or in the Agreement, the Seller shall have the right to require the reassignment to it of all the Trust's right, title and interest in, to and under the Receivables then existing and thereafter created, all monies due or to become due and all amounts received with respect thereto and all proceeds thereof in or with respect to the Accounts ("Automatic Removed Accounts") designated by the Seller, upon satisfaction of the following conditions: (a) on or before the fifth business day immediately preceding the date upon which such Accounts are to be removed, the Seller shall have given the Trust, each Enhancement Provider and the Rating Agencies a Removal Notice specifying the date for removal of the Automatic Removed Accounts (the "Automatic Removal Date"); (b) on or prior to the date that is five Business Days after the Automatic Removal Date, the Seller shall have delivered to the Trustee a computer file or microfiche or written list containing a true and complete list of the Automatic Removed Accounts specifying for each such Account, as of the removal notice date, its account number and the aggregate amount of Receivables outstanding in such Account; (c) the Seller shall have represented and warranted as of each Automatic Removal Date that the list of Automatic Removed Accounts delivered pursuant to clause (b) above, as of the Automatic Removal Date, is true and complete in all material respects; (d) the Trustee shall have received confirmation from each Rating Agency that such removal will not result in a

                                      69


reduction or withdrawal of such Rating Agency's rating of any outstanding Series or Class of Certificates; (e) the Seller shall have delivered to the Trustee, each Rating Agency and any Enhancement Providers an officers' certificate, dated the Automatic Removal Date, to the effect that the Seller reasonably believes that such removal will not cause an early amortization event to occur with respect to any Series; and (f) the Seller shall have delivered to the Trustee, each Rating Agency and any Enhancement Providers a Tax Opinion, dated the Automatic Removal Date, with respect to such removal. Notwithstanding the provisions described above, from and after the date on which no Series issued prior to March 10, 1999, is outstanding, the conditions specified in (a) that relate to Enhancement Providers and Rating Agencies and the conditions specified in (d), (e) and (f) above will not be required if all of the Accounts to be removed have liquidated and have zero balances.

         Upon satisfaction of the above conditions, on the Automatic Removal Date all the right, title and interest of the Trust in and to the Receivables arising in the Automatic Removed Accounts, all monies due and to become due and all amounts received with respect thereto and all proceeds thereof shall be deemed removed from the Trust for all purposes.

         (d) Notwithstanding anything to the contrary herein or in the Agreement, subject to the other limitations described in Section 4.03 of the Agreement, CFC need not deposit collections with respect to any Collection Period in the Collection Account until the related Distribution Date.

                                      70


         (e) Unless otherwise agreed to by the Rating Agencies, notwithstanding anything to the contrary herein or in the Agreement, the Seller may from time to time, at its discretion, and subject only to the limitations specified in this paragraph, designate Additional Accounts to be added to the Trust. (Additional Accounts designated to be added to the Trust in accordance with the provisions of this Section 10.01(e) are referred to herein as "Automatic Additional Accounts".) On the Addition Date with respect to any Automatic Additional Accounts, the Trust shall purchase the Receivables in such Automatic Additional Accounts (and such Automatic Additional Accounts shall be deemed to be Accounts for purposes of the Agreement) as of the close of business on the applicable Additional Cut-Off Date, subject to the satisfaction of the following conditions:

               (i) such Automatic Additional Accounts shall be Eligible
         Accounts;

               (ii) the Seller shall, to the extent required by Section 4.03 of the Agreement, have deposited in the Collection Account all Collections with respect to such Automatic Additional Accounts since the Additional Cut-Off Date;

               (iii) no selection procedures believed by the Seller to be adverse to the interests of the Series 1999-2
           Certificateholders were used in selecting such Automatic Additional Accounts;

               (iv) as of each of the Additional Cut-Off Date and the Addition Date, no Insolvency Event with respect to CFC or the Seller shall have occurred nor shall the transfer of the Receivables arising in the Automatic Additional Accounts to the Trust have been made in contemplation of the occurrence thereof;

               (v) the addition of the Receivables arising in the Automatic Additional Accounts shall not cause an early amortization event or any event that, after the giving of notice or the lapse of time, would constitute a early amortization event to occur with respect to any Series;

               (vi) on or before each Addition Date with respect to Automatic Additional Accounts, the Seller shall have delivered to the Trustee and the Rating Agencies (A) an Opinion of Counsel with respect to the Receivables in

                                     71


         the Automatic Additional Accounts substantially in the form of Exhibit G-2 to the Agreement and (B) a Tax Opinion with respect to such addition;

               (vii) within ten Business Days of the date on which any such Receivables are added to the Trust, the Seller shall have delivered to the Trustee a written assignment and a computer file or a microfiche list containing a true and complete list of the related Automatic Additional Accounts specifying for each such Account its account number, the collection status, the aggregate amount outstanding in such Account and the aggregate amount of Principal Receivables outstanding in such Account; and

               (viii) the Seller shall have delivered to the Trustee an Officer's Certificate of the Seller, dated the Addition Date, to the effect that conditions (i) through (v) and (vii) above have been satisfied.

         The Seller hereby represents and warrants to the Trust as of the related Addition Date as to the matters relating to it set forth in paragraphs (iii) and (iv) above and that the file or list described below is, as of the applicable Additional Cut-Off Date, true and complete in all material respects.

         In connection with the designation of Automatic Additional Account to be added to the Trust, the Seller shall deliver to the Trustee (i) the computer file or microfiche list required to be delivered pursuant to Section
2.01 of the Agreement with respect to such Automatic Additional Accounts and
(ii) a duly executed, written Assignment (including an acceptance by the Trustee for the benefit of the Certificateholders), substantially in the form of Exhibit B to the Agreement (the "Assignment").

         Unless each Rating Agency otherwise consents, the number of Automatic Additional Accounts added to the Trust with respect to any of the three consecutive Collection Periods beginning in January, April, July and October of each calendar year shall not exceed 8% of the number of Accounts as of the first day of the calendar year during which such Collection Periods commence and the number of Automatic Additional Accounts designated during any such calendar year shall not exceed 20% of the number of Accounts as of the first day of such calendar year. On or before the first business day of each Collection Period beginning in

                                     72


January, April, July and October of each calendar year, the Seller shall have requested and obtained notification from each Rating Agency of any limitations to the right of the Seller to designate Eligible Accounts as Automatic Additional Accounts during any period which includes such Collection Period. To the extent that Automatic Additional Accounts have been added to the Trust during the three consecutive Collection Periods ending in the calendar month prior to such date, on or before January 31, April 30, July 31, October 31 of each calendar year, the Trustee shall have received confirmation from each Rating Agency that the addition of all Automatic Additional Accounts included as Accounts during the three consecutive Collection Periods ending in the calendar month prior to such date shall not have resulted in any applicable Rating Agency reducing or withdrawing its rating of any outstanding Series or Class of Certificates. If such Rating Agency confirmation with respect to any Automatic Additional Accounts is not so received, such Automatic Additional Accounts will be removed from the Trust.

         (f) Each Holder of a Series 1999-2 Certificate, by such Holder's acceptance thereof, will be deemed to have consented to an amendment to the Agreement that incorporates the provisions of Sections 9.01(a) and 9.01(b), 9.01(c), 9.01(d) and 9.01(e), it being understood that no such amendment shall be effective unless and until (i) each Series of Investor Certificates issued prior to October 20, 1994 shall no longer be outstanding or shall have consented to such amendment in accordance with the Agreement and (ii) with respect to the last sentence of Section 9.01(c), each Series of Investor Certificates issued prior to March 10, 1999 shall no longer be outstanding or shall have consented to such amendment in accordance with the Agreement.

         (g) Except for the conveyance hereunder to the Trustee, the Seller will not sell, pledge, assign or transfer to any other Person any rights it might have to funds on deposit in the Reserve Fund, the Principal Funding Account, the Excess Funding Account or the Yield Supplement Account, or Investment Proceeds with respect thereto.

         (h) Notwithstanding anything to the contrary in Section 12.02(c) of the Agreement, the following shall be applicable to the Series 1999-2 Certificates;

                                     73


In the event that the Class A-1 Invested Amount is greater than zero on the Class A-1 Termination Date (after giving effect to deposits and distributions otherwise to be made on the Class A-1 Termination Date), the Trustee will sell or cause to be sold on the Class A-1 Termination Date Receivables (or interests therein) in an amount equal to the sum of (i) 110% of the Class A-1 Invested Amount on the Class A-1 Termination Date (after giving effect to such deposits and distributions) and (ii) the product of the Available Subordinated Amount on the preceding Determination Date (after giving effect to the allocations, distributions, withdrawals and deposits to be made on the Distribution Date following such Determination Date) and the Class A-1 Allocation Percentage; provided, however, that in no event shall such amount exceed the product of the Series 1999-2 Allocation Percentage (for the Collection Period in which the Class A-1 Termination Date occurs) of Receivables on the Class A-1 Termination Date and the Class A-1 Allocation Percentage. The proceeds (the "Class A-1 Termination Proceeds") from such sale shall be immediately deposited into the Collection Account for the benefit of the Class A-1 Certificateholders.

         In the event that the Class A-2 Invested Amount is greater than zero on the Class A-2 Termination Date (after giving effect to deposits and distributions otherwise to be made on the Class A-2 Termination Date), the Trustee will sell or cause to be sold on the Class A-2 Termination Date Receivables (or interests therein) in an amount equal to the sum of (i) 110% of the Class A-2 Invested Amount on the Class A-2 Termination Date (after giving effect to such deposits and distributions) and (ii) the Available Subordinated Amount on the preceding Determination Date (after giving effect to the allocations, distributions, withdrawals and deposits to be made on the Distribution Date following such Determination Date); provided, however, that in no event shall such amount exceed the Series 1999-2 Allocation Percentage (for the Collection Period in which the Class A-2 Termination Date occurs) of Receivables on the Class A-2 Termination Date. The proceeds (the "Class A-2 Termination Proceeds") from such sale shall be immediately deposited into the Collection Account for the benefit of the Class A-2 Certificateholders.

         SECTION 9.02. Ratification of Agreement. As supplemented by this Series Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so

                                     74


supplemented by this Series Supplement shall be read, taken and construed as one and the same instrument.

         SECTION 9.03. Counterparts. This Series Supplement may be executed in two or more counterparts (and by different parties on separate counterparts) each of which shall be an original, but all of which together shall constitute one and the same instrument.

         SECTION 9.04. Dealer Concentrations. So long as this Series 1999-2 shall be outstanding, on the last day of each Collection Period, the Servicer shall determine if the aggregate amount of Principal Receivables due from any Dealer or group of affiliated Dealers on such date is greater than 1.5% of the Pool Balance on such date. The Servicer shall promptly provide the Trustee a report setting forth the basis for such determination. The Trustee upon request from any Rating Agency will make such report available to such Rating Agency.

         SECTION 9.05. The Certificates. Notwithstanding anything to the contrary in this Agreement, each of the Class A-1 Certificates and Class A-2 Certificates may be executed by manual or facsimile signature on behalf of the Seller by any assistant secretary of the Seller.

         SECTION 9.06. GOVERNING LAW. THIS SERIES SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                     75


         IN WITNESS WHEREOF, the Seller, the Servicer and the Trustee have caused this Series Supplement to be duly executed by their respective officers as of the day and year first above written.


                                       U.S. AUTO RECEIVABLES COMPANY, Seller,

                                          By /s/David H. Olsen
                                             -------------------------------


                                       CHRYSLER FINANCIAL COMPANY
                                       L.L.C., Servicer,

                                          By /s/David H. Olsen
                                             -------------------------------



                                       THE BANK OF NEW YORK,
                                       Trustee,

                                          By /s/Erwin Soriano
                                             -------------------------------


                                     76








                                                                  EXHIBIT A-1



                            [FORM OF CERTIFICATE]



                             FACE OF CERTIFICATE


                                            Initial Invested Amount: 1/
REGISTERED
                                            $[           ]
Certificate No. R-[  ]
                                            CUSIP NO. [        ]

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                         CARCO AUTO LOAN MASTER TRUST


        FIXED RATE AUTO LOAN ASSET BACKED CERTIFICATES, SERIES 1999-1
                 5.65% CLASS A-1 CERTIFICATES, SERIES 1999-1

            evidencing a fractional undivided interest in certain
                                assets of the

                         CARCO AUTO LOAN MASTER TRUST

the corpus of which consists primarily of wholesale (i.e., dealer floorplan) receivables (the "Receivables") generated from time to time in the ordinary course of business in a portfolio of revolving financing arrangements (the "Accounts") of Chrysler Financial Company L.L.C. meeting certain eligibility criteria. This certificate (a "Certificate") does not represent an interest in, or obligation of, U.S. Auto Receivables Company (the "Seller" or "USA"), Chrysler Financial Company L.L.C. or any affiliate thereof.

                   Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement referred to on the reverse side hereof or be valid for any purpose.

--------

     1/ Denominations of $1,000 and integral multiples of $1,000 in excess thereof.




                                                                            2

                   THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.


                   IN WITNESS WHEREOF, the Seller has caused this Certificate to be duly executed.

                                               U.S. AUTO RECEIVABLES COMPANY,

                                               by
                                                  ___________________________
                                                  Name:
                                                  Title:

Dated:


                   TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                   This is one of the Certificates described in the within-mentioned Pooling and Servicing Agreement.

THE BANK OF NEW YORK
as Trustee,

  by
    _____________________________
    Authorized Officer




                                                                            3

                            REVERSE OF CERTIFICATE

                   This certifies that Cede & Co. (the "Class A-1 Certificateholder"), is the registered owner of a fractional undivided interest in certain assets of the CARCO AUTO LOAN MASTER TRUST (the "Trust") created pursuant to a Pooling and Servicing Agreement dated as of May 31, 1991, as assigned by Chrysler Auto Receivables Company to U.S. Auto Receivables Company (the "Seller") on August 8, 1991 (as assigned and as amended and supplemented from time to time, the "P&S"), among the Seller, Chrysler Credit Corporation, which has been succeeded by Chrysler Financial Company L.L.C., as servicer (the "Servicer"), and Manufacturers and Traders Trust Company, which has been succeeded by The Bank of New York, as trustee (the "Trustee"), as supplemented by the Series 1999-1 Supplement dated as of March 10, 1999 among the Seller, the Servicer and the Trustee (the "Series Supplement"), that are allocated to the Class A-1 Certificateholders' Interest pursuant to the P&S and the Series Supplement. The P&S and the Series Supplement are hereinafter collectively referred to as the Pooling and Servicing Agreement. The corpus of the Trust will include (a) all of the Seller's right, title and interest in, to and under the Receivables in each Account and all Collateral Security with respect thereto owned by the Seller at the close of business on the Cut-Off Date, in the case of the Initial Accounts, and on the applicable Additional Cut-Off Date, in the case of Additional Accounts, and all monies due or to become due and all amounts received with respect thereto and all proceeds (including "proceeds" as defined in Section 9-306 of the UCC as in effect in the State of Michigan and Recoveries) thereof, (b) all of the Seller's rights, remedies, powers and privileges with respect to such Receivables under the Receivables Purchase Agreement, (c) all of the Seller's right, title and interest in, to and under the Receivables in each Account (other than any newly created Receivables in any Designated Account) and all Collateral Security with respect thereto owned by the Seller at the close of on each Transfer Date and not theretofore conveyed to the Trust, all monies due or to become due and all amounts received with respect thereto and all proceeds (including "proceeds" as defined in Section 9-306 of the UCC as in effect in the State of Michigan and Recoveries) thereof, (d) all monies on deposit in, and Eligible Investments or other investments credited to, the Collection Account or any Series Account, (e) any Enhancements and (f) all other assets and interests constituting the Trust. In addition to the Certificates, the Seller's Certificate will be issued pursuant to the Pooling and Servicing Agreement which will represent the Seller's Interest in the Trust. The Seller's Certificate will represent the interest in the Trust Assets not represented by the Investor Certificates.



                                                                            4

                   The Receivables consist of advances made directly or indirectly by Chrysler Financial Company L.L.C. to domestic automobile dealers franchised by DaimlerChrysler Corporation or any other automobile manufacturers.

                   Subject to the terms and conditions of the Agreement, the Seller may from time to time direct the Trustee, on behalf of the Trust, to issue one or more new Series of Investor Certificates, which will represent fractional undivided interests in certain of the Trust Assets.

                   This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement to which, as amended and supplemented from time to time, the Class A-1 Certificateholder by virtue of the acceptance hereof assents and is bound. Although a summary of certain provisions of the Pooling and Servicing Agreement is set forth below, this Certificate does not purport to summarize the Pooling and Servicing Agreement and reference is made to the Pooling and Servicing Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Pooling and Servicing Agreement (without schedules and exhibits) may be requested from the Trustee by writing to the Trustee at The Bank of New York, 101 Barclay Street, New York, New York 10286, Attention: Corporate Trust Office. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Pooling and Servicing Agreement.

                   The Seller has entered into the Pooling and Servicing Agreement and the Class A-1 Certificates have been (or will be) issued with the intention that the Class A-1 Certificates will qualify under applicable tax law as indebtedness of the Seller secured by the Receivables. The Seller, each Beneficiary and each Certificateholder and Certificate Owner, by the acceptance of its Certificate or Book-Entry Certificate, as applicable, agrees to treat the Class A-1 Certificates as indebtedness of the Seller secured by the Receivables for Federal income taxes, state and local income, single business and franchise taxes and any other taxes imposed on or measured by income.

                   On each Distribution Date, the Trustee shall distribute to each Class A-1 Certificateholder of record at the close of business on the day preceding such Distribution Date (each a "Record Date") such Certificateholder's pro rata share (based on the aggregate fractional undivided interest represented by the Class A-1 Certificates held by such Certificateholder, except as otherwise provided in the Pooling



                                                                            5

and Servicing Agreement) of such amounts on deposit in the Collection Account and any Series Account as are payable in respect of the Class A-1 Certificates pursuant to the Pooling and Servicing Agreement. Distributions with respect to this Certificate will be made by the Trustee by check mailed to the address of the Certificateholder of record appearing in the Certificate Register without the presentation or surrender of this Certificate or the making of any notation thereon (except for the final distribution in respect of this Certificate) except that with respect to Class A-1 Certificates registered in the name of a Depository, including Cede & Co., the nominee for The Depository Trust Company, distributions will be made in immediately available funds. Final payment of this Certificate will be made only upon presentation and surrender of this Certificate at the office or agency specified in the notice of final distribution delivered by the Trustee to the Certificateholder in accordance with the Pooling and Servicing Agreement.

                   On the Distribution Date on which the outstanding principal amount of the Class A-1 Certificates will be reduced to $40,000,000 or less, the Servicer shall have the option to purchase the entire Class A-1 Certificateholders' Interest in the Trust at a purchase price equal to the Reassignment Amount using funds on deposit in the Principal Funding Account and the Excess Funding Account and amounts on deposit in the Collection Account as are payable to the Class A-1 Certificateholders or, to the extent of any insufficiency of such funds (the "Insufficiency Amount"), funds in an amount equal to the Insufficiency Amount provided by Chrysler Financial Company L.L.C.

                   This Certificate does not represent an obligation of, or an interest in, DaimlerChrysler Corporation, the Seller, the Servicer, or any affiliate of any of them and is not insured or guaranteed by any governmental agency or instrumentality. This Certificate is limited in right of payment to certain Collections with respect to the Receivables (and certain other amounts), all as more specifically set forth herein and in the Pooling and Servicing Agreement.

                   The Pooling and Servicing Agreement may be amended from time to time (including in connection with the issuance of a Supplemental Certificate) by the Servicer, the Seller and the Trustee, without the consent of any of the Class A-1 Certificateholders, so long as any such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of the Certificateholders of any outstanding Series. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's rights, duties or immunities under the Pooling and



                                                                            6

Servicing Agreement or otherwise. Notwithstanding anything contained therein to the contrary, the Trustee, with the consent of any Enhancement Providers, may at any time and from time to time amend, modify or supplement the form of Distribution Date Statement.

                   The Pooling and Servicing Agreement may also be amended from time to time (including in connection with the issuance of a Supplemental Certificate) by the Servicer, the Seller and the Trustee with the consent of the Holders of Investor Certificates evidencing not less than 66-2/3% of the aggregate unpaid principal amount of the certificates of the Investor Certificates of all adversely affected Series, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Investor Certificateholders; provided, however, that no such amendment to the Pooling and Servicing Agreement shall (i) reduce in any manner the amount of or delay the timing of distributions to be made to Investor Certificateholders or deposits of amounts to be so distributed without the consent of such each affected Investor Certificateholder; (ii) change the definition or the manner of calculating any certificateholders' interest without the consent of each affected Investor Certificateholder; (iii) reduce the amount available under any Enhancement without the consent of each affected Investor Certificateholder; (iv) adversely affect the rating of any Series or class by each Rating Agency without the consent of the holders of certificates of such Series or class evidencing not less than 66-2/3% of the aggregate unpaid principal amount of the Investor Certificates of such Series or Class or (v) reduce the aforesaid percentage required to consent to any such amendment without the consent of all Investor Certificateholders. The Pooling and Servicing Agreement may not be amended in any manner which adversely affects the interests of any Enhancement Provider without its prior consent.

                   As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized, and thereupon one or more new Class A-1 Certificates of authorized denominations evidencing the same aggregate fractional undivided interest will be issued to the designated transferee or transferees.



                                                                            7

                   The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement.

                   As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class A-1 Certificates are exchangeable for new Class A-1 Certificates evidencing like aggregate fractional undivided interests as requested by the Certificateholder surrendering such Certificates. No service charge may be imposed for any such exchange but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

                   The Servicer, the Trustee, the Transfer Agent and Registrar and any agent of any of them, may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Servicer nor the Trustee, the Transfer Agent and Registrar, nor any agent of any of them, shall be affected by notice to the contrary except in certain circumstances described in the Pooling and Servicing Agreement.




                                                                            8

                                  ASSIGNMENT


Social Security or other identifying number of assignee

__________________________________



                   FOR VALUE RECEIVED, the undersigned hereby sells,
assigns and transfers unto __________________________________________________
_____________________________________________________________________________
                        (name and address of assignee)

the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints ______________, attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

============================================================================
Dated: _________________                               ___________________ *
                                                       Signature Guaranteed:
                                                       _____________________
============================================================================

--------------------
(*) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the reverse of the within Certificate in every particular, without alteration, enlargement or any change whatsoever.

                                                                 EXHIBIT A-2


                            [FORM OF CERTIFICATE]


                             FACE OF CERTIFICATE


                                               Initial Invested Amount:   1/
REGISTERED
                                               $[           ]
Certificate No. R-[  ]
                                               CUSIP NO. [        ]

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                         CARCO AUTO LOAN MASTER TRUST


        FIXED RATE AUTO LOAN ASSET BACKED CERTIFICATES, SERIES 1999-1
                 5.78% CLASS A-2 CERTIFICATES, SERIES 1999-1

            evidencing a fractional undivided interest in certain
                                assets of the

                         CARCO AUTO LOAN MASTER TRUST

the corpus of which consists primarily of wholesale (i.e., dealer floorplan) receivables (the "Receivables") generated from time to time in the ordinary course of business in a portfolio of revolving financing arrangements (the "Accounts") of Chrysler Financial Company L.L.C. meeting certain eligibility criteria. This certificate (a "Certificate") does not represent an interest in, or obligation of, U.S. Auto Receivables Company (the "Seller" or "USA"), Chrysler Financial Company L.L.C. or any affiliate thereof.

                   Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any

--------

     1/ Denominations of $1,000 and integral multiples of $1,000 in excess thereof.



                                                                            2

benefit under the Pooling and Servicing Agreement referred to on the reverse side hereof or be valid for any purpose.




                                                                            3

                   THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.


                   IN WITNESS WHEREOF, the Seller has caused this Certificate to be duly executed.

                                               U.S. AUTO RECEIVABLES COMPANY,

                                               by
                                                  ___________________________
                                                  Name:
                                                  Title:

Dated:


                   TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                   This is one of the Certificates described in the within-mentioned Pooling and Servicing Agreement.

THE BANK OF NEW YORK
as Trustee,

  by
    ______________________________
    Authorized Officer



                                                                            4

                            REVERSE OF CERTIFICATE

                   This certifies that Cede & Co. (the "Class A-2 Certificateholder"), is the registered owner of a fractional undivided interest in certain assets of the CARCO AUTO LOAN MASTER TRUST (the "Trust") created pursuant to a Pooling and Servicing Agreement dated as of May 31, 1991, as assigned by Chrysler Auto Receivables Company to U.S. Auto Receivables Company (the "Seller") on August 8, 1991 (as assigned and as amended and supplemented from time to time, the "P&S"), among the Seller, Chrysler Credit Corporation, which has been succeeded by Chrysler Financial Company L.L.C., as servicer (the "Servicer"), and Manufacturers and Traders Trust Company, which has been succeeded by The Bank of New York, as trustee (the "Trustee"), as supplemented by the Series 1999-1 Supplement dated as of March 10, 1999 among the Seller, the Servicer and the Trustee (the "Series Supplement"), that are allocated to the Class A-2 Certificateholders' Interest pursuant to the P&S and the Series Supplement. The P&S and the Series Supplement are hereinafter collectively referred to as the Pooling and Servicing Agreement. The corpus of the Trust will include (a) all of the Seller's right, title and interest in, to and under the Receivables in each Account and all Collateral Security with respect thereto owned by the Seller at the close of business on the Cut-Off Date, in the case of the Initial Accounts, and on the applicable Additional Cut-Off Date, in the case of Additional Accounts, and all monies due or to become due and all amounts received with respect thereto and all proceeds (including "proceeds" as defined in Section 9-306 of the UCC as in effect in the State of Michigan and Recoveries) thereof, (b) all of the Seller's rights, remedies, powers and privileges with respect to such Receivables under the Receivables Purchase Agreement, (c) all of the Seller's right, title and interest in, to and under the Receivables in each Account (other than any newly created Receivables in any Designated Account) and all Collateral Security with respect thereto owned by the Seller at the close of on each Transfer Date and not theretofore conveyed to the Trust, all monies due or to become due and all amounts received with respect thereto and all proceeds (including "proceeds" as defined in Section 9-306 of the UCC as in effect in the State of Michigan and Recoveries) thereof, (d) all monies on deposit in, and Eligible Investments or other investments credited to, the Collection Account or any Series Account, (e) any Enhancements and (f) all other assets and interests constituting the Trust. In addition to the Certificates, the Seller's Certificate will be issued pursuant to the Pooling and Servicing Agreement which will represent the Seller's Interest in the Trust. The Seller's Certificate will represent the interest in the Trust Assets not represented by the Investor Certificates.



                                                                            5

                   The Receivables consist of advances made directly or indirectly by Chrysler Financial Company L.L.C. to domestic automobile dealers franchised by DaimlerChrysler Corporation or any other automobile manufacturers.

                   Subject to the terms and conditions of the Agreement, the Seller may from time to time direct the Trustee, on behalf of the Trust, to issue one or more new Series of Investor Certificates, which will represent fractional undivided interests in certain of the Trust Assets.

                   This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement to which, as amended and supplemented from time to time, the Class A-2 Certificateholder by virtue of the acceptance hereof assents and is bound. Although a summary of certain provisions of the Pooling and Servicing Agreement is set forth below, this Certificate does not purport to summarize the Pooling and Servicing Agreement and reference is made to the Pooling and Servicing Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Pooling and Servicing Agreement (without schedules and exhibits) may be requested from the Trustee by writing to the Trustee at The Bank of New York, 101 Barclay Street, New York, New York 10286, Attention: Corporate Trust Office. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Pooling and Servicing Agreement.

                   The Seller has entered into the Pooling and Servicing Agreement and the Class A-2 Certificates have been (or will be) issued with the intention that the Class A-2 Certificates will qualify under applicable tax law as indebtedness of the Seller secured by the Receivables. The Seller, each Beneficiary and each Certificateholder and Certificate Owner, by the acceptance of its Certificate or Book-Entry Certificate, as applicable, agrees to treat the Class A-2 Certificates as indebtedness of the Seller secured by the Receivables for Federal income taxes, state and local income, single business and franchise taxes and any other taxes imposed on or measured by income.

                   On each Distribution Date, the Trustee shall distribute to each Class A-2 Certificateholder of record at the close of business on the day preceding such Distribution Date (each a "Record Date") such Certificateholder's pro rata share (based on the aggregate fractional undivided interest represented by the Class A-2 Certificates held by such Certificateholder, except as otherwise provided in the Pooling



                                                                            6

and Servicing Agreement) of such amounts on deposit in the Collection Account and any Series Account as are payable in respect of the Class A-2 Certificates pursuant to the Pooling and Servicing Agreement. Distributions with respect to this Certificate will be made by the Trustee by check mailed to the address of the Certificateholder of record appearing in the Certificate Register without the presentation or surrender of this Certificate or the making of any notation thereon (except for the final distribution in respect of this Certificate) except that with respect to Class A-2 Certificates registered in the name of a Depository, including Cede & Co., the nominee for The Depository Trust Company, distributions will be made in immediately available funds. Final payment of this Certificate will be made only upon presentation and surrender of this Certificate at the office or agency specified in the notice of final distribution delivered by the Trustee to the Certificateholder in accordance with the Pooling and Servicing Agreement.

                   On the Distribution Date on which the outstanding principal amount of the Class A-2 Certificates will be reduced to $60,000,000 or less, the Servicer shall have the option to purchase the entire Class A-2 Certificateholders' Interest in the Trust at a purchase price equal to the Reassignment Amount using funds on deposit in the Principal Funding Account and the Excess Funding Account and amounts on deposit in the Collection Account as are payable to the Class A-2 Certificateholders or, to the extent of any insufficiency of such funds (the "Insufficiency Amount"), funds in an amount equal to the Insufficiency Amount provided by Chrysler Financial Company L.L.C.

                   This Certificate does not represent an obligation of, or an interest in, DaimlerChrysler Corporation, the Seller, the Servicer, or any affiliate of any of them and is not insured or guaranteed by any governmental agency or instrumentality. This Certificate is limited in right of payment to certain Collections with respect to the Receivables (and certain other amounts), all as more specifically set forth herein and in the Pooling and Servicing Agreement.

                   The Pooling and Servicing Agreement may be amended from time to time (including in connection with the issuance of a Supplemental Certificate) by the Servicer, the Seller and the Trustee, without the consent of any of the Class A-2 Certificateholders, so long as any such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of the Certificateholders of any outstanding Series. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's rights, duties or immunities under the Pooling and



                                                                            7

Servicing Agreement or otherwise. Notwithstanding anything contained therein to the contrary, the Trustee, with the consent of any Enhancement Providers, may at any time and from time to time amend, modify or supplement the form of Distribution Date Statement.

                   The Pooling and Servicing Agreement may also be amended from time to time (including in connection with the issuance of a Supplemental Certificate) by the Servicer, the Seller and the Trustee with the consent of the Holders of Investor Certificates evidencing not less than 66-2/3% of the aggregate unpaid principal amount of the certificates of the Investor Certificates of all adversely affected Series, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Investor Certificateholders; provided, however, that no such amendment to the Pooling and Servicing Agreement shall (i) reduce in any manner the amount of or delay the timing of distributions to be made to Investor Certificateholders or deposits of amounts to be so distributed without the consent of such each affected Investor Certificateholder; (ii) change the definition or the manner of calculating any certificateholders' interest without the consent of each affected Investor Certificateholder;
(iii) reduce the amount available under any Enhancement without the consent of each affected Investor Certificateholder; (iv) adversely affect the rating of any Series or class by each Rating Agency without the consent of the holders of certificates of such Series or class evidencing not less than 66-2/3% of the aggregate unpaid principal amount of the Investor Certificates of such Series or Class or (v) reduce the aforesaid percentage required to consent to any such amendment without the consent of all Investor Certificateholders. The Pooling and Servicing Agreement may not be amended in any manner which adversely affects the interests of any Enhancement Provider without its prior consent.

                   As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized, and thereupon one or more new Class A-2 Certificates of authorized denominations evidencing the same aggregate fractional undivided interest will be issued to the designated transferee or transferees.




                                                                            8

                   The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement.

                   As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class A- 2 Certificates are exchangeable for new Class A-2 Certificates evidencing like aggregate fractional undivided interests as requested by the Certificateholder surrendering such Certificates. No service charge may be imposed for any such exchange but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

                   The Servicer, the Trustee, the Transfer Agent and Registrar and any agent of any of them, may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Servicer nor the Trustee, the Transfer Agent and Registrar, nor any agent of any of them, shall be affected by notice to the contrary except in certain circumstances described in the Pooling and Servicing Agreement.



                                                                            9

                                  ASSIGNMENT


Social Security or other identifying number of assignee

_______________________


                   FOR VALUE RECEIVED, the undersigned hereby sells,
assigns and transfers unto _________________________________________________
____________________________________________________________________________
                        (name and address of assignee)

the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints ______________, attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.


===========================================================================
Dated:                                                ___________________ *
                                                      Signature Guaranteed:
                                                      _____________________
===========================================================================

--------------------
(*) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the reverse of the within Certificate in every particular, without alteration, enlargement or any change whatsoever.